UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                    ----------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 1, 2004


                           PAR TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                        1-09720                 16-1434688
-------------------------------       ----------------       -------------------
(State or Other Jurisdiction            (Commission             (IRS Employer
     of Incorporation)                   File Number)        Identification No.)


   PAR Technology Park, 8383 Seneca Turnpike, New Hartford, NY        13413-4991
-----------------------------------------------------------------   ------------
         (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (315) 738-0600
                                                           --------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On October 1, 2004, PAR Technology Corporation (the "Company") and its wholly-owned subsidiary, PAR Springer-Miller Systems, Inc. (f/k/a PSMS Acquisition Inc.) (the "Subsidiary"), completed its previously-announced transaction with Springer-Miller Systems, Inc. ("Springer-Miller") and John Springer-Miller pursuant to which the Subsidiary acquired substantially all of the assets (including the equity interests in each of Springer-Miller International, LLC and Springer-Miller Canada, ULC), and assumed certain liabilities, of Springer-Miller. The purchase price of the assets was $16.1 million plus approximately [$3.2 Million] (an amount equal to the cash and cash equivalents held by Springer-Miller and its subsidiaries at the closing), which purchase price consisted of $3 million worth of Company common stock and the remainder in cash.

     Springer-Miller, based in Stowe, Vermont, is a developer of software for hotel and restaurant management.


Item 9.01. Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

     Financial statements will be filed by amendment not later than 71 calendar days after the date on which this initial report on Form 8-K is required to be filed.

     (b)  Exhibits.

     10.1 Asset Purchase Agreement, dated as of September 10, 2004, by and among PAR Technology Corporation, a Delaware corporation, PAR-Springer Miller Systems, Inc. (f/k/a PSMS Acquisition Inc.), a Delaware corporation, Springer-Miller Systems, Inc., a Vermont corporation, and John Springer-Miller.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PAR TECHNOLOGY CORPORATION



Date:  October 7, 2004

                                            By:  /s/ Ronald J. Casciano
                                                 ---------------------------
                                                 Ronald J. Casciano
                                                 Vice President, Chief Financial
                                                 Officer and Treasurer

                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

10.1 Asset Purchase Agreement, dated as of September 10, 2004, by and among PAR Technology Corporation, a Delaware corporation, PAR-Springer Miller Systems, Inc. (f/k/a PSMS Acquisition Inc.), a Delaware corporation, Springer-Miller Systems, Inc., a Vermont corporation, and John Springer-Miller.

Exhibit 10.1


================================================================================





                            ASSET PURCHASE AGREEMENT

                         DATED AS OF SEPTEMBER 10, 2004

                                  BY AND AMONG
                           PAR TECHNOLOGY CORPORATION

                             PSMS ACQUISITION INC.,

                         SPRINGER-MILLER SYSTEMS, INC.,
                                       AND
                              JOHN SPRINGER-MILLER




================================================================================

                                TABLE OF CONTENTS


ARTICLE 1         DEFINITIONS.................................................1
   Section 1.1    Certain Defined Terms.......................................1
   Section 1.2    Other Defined Terms.........................................9
   Section 1.3    Construction...............................................10
ARTICLE 2         PURCHASE AND SALE OF ASSETS................................11
   Section 2.1    Transfer of Assets.........................................11
   Section 2.2    Assumption of Liabilities..................................12
   Section 2.3    Excluded Liabilities.......................................13
   Section 2.4    Purchase Price.............................................13
   Section 2.5    Purchase Price Adjustment..................................15
   Section 2.6    Closing Costs and Fees.....................................16
ARTICLE 3         CLOSING....................................................16
   Section 3.1    Closing....................................................16
   Section 3.2    Conveyances at Closing.....................................16
ARTICLE 4         REPRESENTATIONS AND WARRANTIES OF THE SELLERS..............17
   Section 4.1    Organization and Qualification of Seller
                  and the Subsidiaries.......................................18
   Section 4.2    Authorization..............................................18
   Section 4.3    Subsidiaries...............................................18
   Section 4.4    No Conflict................................................19
   Section 4.5    Consents and Governmental Approvals........................19
   Section 4.6    Financial Statements; Undisclosed Liabilities..............19
   Section 4.7    Absence of Certain Changes or Events.......................20
   Section 4.8    Absence of Litigation......................................22
   Section 4.9    Compliance with Laws.......................................22
   Section 4.10   Licenses...................................................22
   Section 4.11   Computer Programs..........................................23
   Section 4.12   Material Contracts.........................................24
   Section 4.13   Government Contracts.......................................26
   Section 4.14   Machinery and Equipment and Other Property.................27
   Section 4.15   Real Property..............................................27
   Section 4.16   Intellectual Property Rights...............................28
   Section 4.17   Sufficiency of Purchased Assets............................29
   Section 4.18   Employee Benefit Plans and Other Agreements................29
   Section 4.19   Labor Matters..............................................32
   Section 4.20   Product Liability, Warranty and Product Recalls............34
   Section 4.21   Environmental Matters......................................34
   Section 4.22   Tax Matters................................................35
   Section 4.23   Insurance..................................................36
   Section 4.23   Customers and Suppliers....................................37
   Section 4.25   Affiliate Transactions.....................................37
   Section 4.26   Accounts Receivable........................................37
   Section 4.27   Inventory..................................................38
   Section 4.28   Brokers....................................................38
   Section 4.29   The Principal..............................................38
   Section 4.30   Full Disclosure............................................38

ARTICLE 5         REPRESENTATIONS AND WARRANTIES OF PTC AND BUYER............39
   Section 5.1    Incorporation and Authority of PTC and Buyer...............39
   Section 5.2    No Conflict................................................39
   Section 5.3    Consents and Approvals.....................................40
   Section 5.4    Legal Proceedings..........................................40
   Section 5.5    Brokers....................................................40
   Section 5.6    Reports and Financial Statements...........................40
   Section 5.7    Validity of PTC Common Stock...............................41
   Section 5.8    Absence of Certain Changes or Events.......................41
   Section 5.9    Disclosure.................................................41
ARTICLE 6         ADDITIONAL AGREEMENTS......................................41
   Section 6.1    Conduct of Business Prior to the Closing...................41
   Section 6.2    Access to Information......................................43
   Section 6.3    Confidentiality............................................43
   Section 6.4    Regulatory and Other Authorizations, Consents..............44
   Section 6.5    Further Action.............................................44
   Section 6.6    Notification of Certain Matters............................44
   Section 6.7    Exclusivity................................................44
   Section 6.8    Pre-Closing Taxes..........................................45
   Section 6.9    Employee and Employee Benefit Matters......................45
   Section 6.10   Books and Records..........................................46
   Section 6.11   Noncompetition.............................................47
   Section 6.12   Trademarks; Tradenames.....................................47
   Section 6.13   Investment Canada..........................................47
ARTICLE 7         CONDITIONS TO CLOSING......................................48
   Section 7.1    Joint Conditions to the Obligations of each
                  of PTC, Buyer, the Principal, Parent,
                  SMC, and SMI ..............................................48
   Section 7.2    Conditions to Obligations of Sellers and
                  the Principal..............................................48
   Section 7.3    Conditions to Obligations of PTC and Buyer.................49
ARTICLE 8         INDEMNIFICATION............................................51
   Section 8.1    Survival...................................................51
   Section 8.2    Indemnification............................................51
ARTICLE 9         TAX MATTERS................................................54
   Section 9.1    Conveyance Taxes...........................................54
   Section 9.2    Treatment of Indemnity Payments............................54
ARTICLE 10        TERMINATION, AMENDMENT AND WAIVER..........................54
   Section 10.1   Termination................................................54
   Section 10.2   Effect of Termination......................................55
ARTICLE 11        GENERAL PROVISIONS.........................................55
   Section 11.1   Expenses...................................................55
   Section 11.2   Notices....................................................55
   Section 11.3   Public Announcements.......................................56
   Section 11.4   Headings...................................................57
   Section 11.5   Severability...............................................57
   Section 11.6   Entire Agreement...........................................57
   Section 11.7   Assignment.................................................57
   Section 11.8   No Third-Party Beneficiaries...............................57
   Section 11.9   Waivers and Amendments.....................................57
   Section 11.10  Specific Performance.......................................57
   Section 11.11  Governing Law..............................................58
   Section 11.12  Counterparts...............................................58

                            ASSET PURCHASE AGREEMENT

     This  Asset  Purchase  Agreement,  dated as of  September  10,  2004  (this
"Agreement"), is entered into by and among PAR Technology Corporation, a Delaware corporation ("PTC"), PSMS Acquisition Inc., a Delaware corporation ("Buyer"), Springer-Miller Systems, Inc., a Vermont corporation ("Seller"), and John Springer-Miller (the "Principal").

                                    RECITALS

     A. Seller, along with its Subsidiaries conducts a business which provides enterprise-wide and point-of-sale software systems, products and services to the hospitality industry (the "Business").

     B. Buyer desires to purchase and assume from Seller, and Seller desires to sell and transfer to Buyer, certain of the assets and liabilities of Seller all as more specifically set forth in this Agreement, upon the terms and subject to the conditions of this Agreement (the "Transaction").

     C. Certain capitalized terms used herein have the meanings ascribed to such terms in Article 1 hereof.

                                    AGREEMENT

     In order to consummate the Transaction, and in consideration of the mutual agreements hereinafter contained, PTC, Buyer, Seller and the Principal agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Section 1.1. Certain Defined Terms. As used in this Agreement, the following terms have the following meanings:

     "2003 Audit" means the audited consolidated balance sheet of Seller and its consolidated Subsidiaries as of December 31, 2003, and the related audited statements of income, cash flows and changes in stockholder's equity for the twelve-month period then ended, together with the notes thereto and the report of Seller's independent auditors thereon.

     "Action" means any claim, action, suit, arbitration, investigation, audit or proceeding by or before any Governmental Authority or arbitrator.

     "Affiliate" means, when used with respect to a specified Person, another Person that, either directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. With respect to any Person who is a natural person, such Person's Affiliates shall include such Person's spouse and their respective siblings, parents and lineal descendents.

     "Ancillary Agreements" means the Escrow Agreement and the Investment Agreements.

     "Assets" means all of Seller's and its Subsidiaries' right, title and interest in and to all properties, assets and rights of any kind, whether tangible or intangible, real or personal, contingent or existing, owned by Seller or any of its Subsidiaries or in which any Seller or any of its Subsidiaries has any interest whatsoever.

     "Audited Financial Statements" means the audited consolidated balance sheets of Seller and its consolidated Subsidiaries as of December 31, 2003, December 31, 2002, and December 31, 2001, and the related audited statements of income, cash flows and changes in stockholder's equity for the twelve-month periods then ended, together with the notes thereto and the report of Seller's independent auditors thereon.

     "Benefit Arrangement" means any employment, consulting, severance, change in control or other similar contract, arrangement or policy and each plan, arrangement (written or oral), program, agreement or commitment providing for insurance coverage (including without limitation any self-insured arrangements), workers' compensation, disability benefits, unemployment benefits, severance, vacation benefits, retirement benefits, life, health, disability or accident benefits (including without limitation any "voluntary employees' beneficiary association" as defined in Section 501(c)(9) of the Code providing for the same or other benefits), fringe benefits or for deferred compensation, profit-sharing bonuses, stock options, stock appreciation rights, phantom stock rights, stock purchases, annual or long-term cash incentive compensation, base pay or other forms of incentive compensation or post-retirement insurance, compensation or benefits which is not a Multiemployer Plan, Pension Plan or Welfare Plan and which is sponsored, administered, entered into, maintained, contributed to, has been contributed to or required to be contributed to, as the case may be, by Seller or any of its Subsidiaries or any ERISA Affiliate of Seller or any of its Subsidiaries.

     "Books and Records" means all books of account and other financial records (including Tax records) pertaining to Seller and its Subsidiaries.

     "Business Day" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

     "Closing Date Purchased Net Assets" means (i) the Purchased Assets as of the Closing Date (other than cash and cash equivalents), minus (ii) the collective liabilities of the Seller and its Subsidiaries as of the Closing Date, in each case, as reflected on the final Closing Balance Sheet.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Computer Program(s)" means (i) any and all computer programs (consisting of sets of statements or instructions to be used directly or indirectly in a computer in order to bring about a certain result) and portions thereof, and
(ii) all associated data and compilations of data, regardless of their form or embodiment. "Computer Programs" shall include, without limitation, all source code, object code, natural language code, all versions, all screen displays and designs, all component modules, all descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, and all documentation, including without limitation user manuals and training materials, relating to any of the foregoing.

     "Confidentiality Agreement" means the confidentiality agreement dated as of March 3, 2004 between PTC and Seller.

     "Contract" means any agreement, contract, lease, note, loan, evidence of Indebtedness, accepted purchase order, letter of credit, franchise agreement, undertaking, covenant not to compete, employment agreement, license, instrument, obligation, commitment, purchase and sale order or other executory commitment to which Seller or any of its Subsidiaries is a party or which relates to Seller's or any of its Subsidiaries' businesses or any of their respective Assets, whether oral or written, express or implied, and which pursuant to its terms has not expired, terminated or been fully performed by the parties thereto, including, without limitation, Government Contracts, Real Property Leases and Personal Property Leases.

     "December 31 Balance Sheet" means the audited consolidated balance sheet of Seller and its consolidated Subsidiaries as of December 31, 2003.

     "Disclosure Schedule" means the disclosure schedules attached hereto.

     "Employee Plans" means all Benefit Arrangements, Multiemployer Plans, Pension Plans and Welfare Plans.

     "Encumbrance" means any claim, lien, pledge, option, charge, easement, hypothec, security interest, deed of trust, mortgage, right-of-way, encroachment, building or use restriction, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes, without limitation, any agreement to give any of the foregoing in the future, and any contingent or conditional sale agreement or other title retention agreement or lease in the nature thereof.

     "Environmental Law" means any Law, now in effect and as amended, and any judicial, legislative or administrative interpretation thereof, including any Governmental Order relating to the environment, the effect of Hazardous Materials on the environment or human safety or health, emissions, discharges or releases of Hazardous Materials into the environment, including without limitation into ambient air, surface water, groundwater or land, occupational safety and health, or otherwise relating to the handling of Hazardous Materials or the clean-up or other remediation of Hazardous Materials.

     "Equity Securities" of any Person means (i) shares of capital stock, limited liability company interests, unlimited liability company interests, partnership interests or other equity securities of such Person, (ii) subscriptions, calls, warrants, options or commitments of any kind or character relating to, or entitling any Person to purchase or otherwise acquire, any capital stock, limited liability company interests, unlimited liability company interests, partnership interests or other equity securities of such Person,
(iii) securities convertible into or exercisable or exchangeable for shares of capital stock, limited liability company interests, unlimited liability company interests, partnership interests or other equity securities of such Person, and
(iv) equity equivalents, interests in the ownership or earnings of, or equity appreciation, phantom stock or other similar rights of, or with respect to, such Person.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" means any Person which is (or at any relevant time was) a member of a "controlled group of corporations" within the meaning of Section 414(b) of the Code, a member of a group of trades or businesses which is under "common control" within the meaning of Sections 414(c) or (o) of the Code, or a member of an "affiliated service group" within the meaning of Section 413(m) of the Code.

                  "Escrow Agent" means MBT Bank, N.A.

     "Excluded   Assets"   means  (any  other   provision   of  this   Agreement
notwithstanding) the following Assets of Seller:

     (a) the Principal Promissory Notes, including all interest and fees accrued thereon;

     (b) all rights of Seller under this Agreement and the Ancillary Agreements;

     (c) tangible assets held by Seller and not included on Schedule 2.1 hereto;

     (d) all trade credits described in Schedule 1.1 hereto;

     (e) any Purchased Assets sold or otherwise disposed of in the ordinary course of operation of the Business by Seller and not in violation of any of the provisions of this Agreement during the period from the date hereof until the Closing Date; and

     (f) Confidentiality Agreements listed in Section 4.3 of the Disclosure Schedule as being not assignable.

     "Facility" means any real property or facility owned, leased, operated or used at any time by Seller or any of its Subsidiaries or by any predecessor of Seller or any of its Subsidiaries.

     "GAAP" means United States generally accepted accounting principles in effect from time to time applied consistently throughout the period involved.

     "Government Contract" means any Contract to which Seller or any of its Subsidiaries is a party or by which any of them are bound, the ultimate contracting party of which is a Governmental Authority (including any subcontract with a prime contractor or other subcontractor who is a party to any such Contract).

     "Government-Furnished Property" shall mean all machinery, equipment, tools, dies, spare parts and all other personal property and fixtures loaned, bailed or otherwise furnished by the United States Government to Seller or any of its Subsidiaries pursuant to the Government Contracts.

     "Governmental Authority" means any government, any governmental entity, department, commission, board, agency or instrumentality, and any court, tribunal, or judicial or arbitral body, whether federal, state, local or foreign.

     "Governmental  Order"  means  any  order,  judgment,   injunction,  decree,
stipulation,  determination  or  award  entered  by  or  with  any  Governmental
Authority.

     "Handling of Hazardous Materials" means the production, use, generation, storage, treatment, recycling, disposal, discharge, release or other handling or disposition of Hazardous Materials.

     "Hazardous Materials" means: (a) petroleum, waste oil, crude oil, asbestos, urea formaldehyde or polychlorinated biphenyl; (b) any waste, gas or other substance or material that is explosive, radioactive or infectious; (c) any "hazardous substance," "pollutant," "contaminant," "hazardous waste," "regulated substance," "hazardous chemical," "toxic chemical" or "toxic substance" as designated, listed or defined (whether expressly or by reference) in any Law (including the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. and any other so-called "superfund" or "superlien" law, the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., the Clean Water Act, 33 U.S.C. Section 1251 et seq., the Clean Air Act, 42 U.S.C. Section 7401 et seq., and the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., and the respective regulations promulgated thereunder, or any analogous Laws); and (d) any compound, mixture, solution, product or other substance or material that contains any substance or material referred to in clauses (a), (b) or (c) above.

     "Improvements" means any buildings, facilities, other structures and improvements, building systems and fixtures located on or under any real property leased by Seller or any of its Subsidiaries.

     "Indebtedness" means (i) indebtedness of Seller or any of its Subsidiaries for borrowed money (including the aggregate principal amount thereof, the aggregate amount of any accrued but unpaid interest thereon and any prepayment penalties or other similar amounts payable in connection with the repayment thereof on or prior to the Closing Date), (ii) obligations of Seller or any of its Subsidiaries evidenced by bonds, notes, debentures, letters of credit or similar instruments, (iii) obligations of any Seller under capitalized leases,
(iv) obligations of Seller or any of its Subsidiaries under conditional sale, title retention or similar agreements or arrangements creating an obligation of Seller or any of its Subsidiaries with respect to the deferred purchase price of property (other than customary trade credit), (v) obligations in respect of interest rate and currency obligation swaps, hedges or similar arrangements and
(vi) all obligations of Seller or any of its Subsidiaries to guarantee any of the foregoing types of obligations on behalf of any Person other than Seller or any of its Subsidiaries.

     "Intellectual Property Rights" means all (i) domestic and foreign registrations of trademarks, service marks, logos, corporate names, domain names, protected models, designs, created works, trade names or other trade rights of Seller or any of its Subsidiaries, (ii) pending applications by Seller or any of its Subsidiaries for any such registrations, (iii) rights in or to patents and copyrights (whether or not registered) and pending applications therefor of Seller or any of its Subsidiaries, (iv) Sellers' and each of its Subsidiaries' rights to other trademarks, service marks, logos, corporate names, domain names, protected models, designs, data, software, created works, trade names and other trade rights and all other trade secrets, designs, plans, specifications, technology, know-how, methods, designs, concepts, other proprietary rights (including, without limitation, associated goodwill and remedies against infringements thereof and rights of protection of an interest therein under the Laws of all jurisdictions) and other intellectual property, whether or not registered, and (v) rights under any licenses of Seller or any of its Subsidiaries to use any of the intellectual property described in clauses
(i) to (iv) above.

     "Interim Financial Statements" means the unaudited consolidated balance sheet of Seller and its consolidated Subsidiaries as of July 31, 2004, and the related unaudited consolidated statements of income, cash flows and changes in stockholder's equity of Seller and its consolidated Subsidiaries for the seven month period then ended.

     "Inventory" means all of the inventory of Seller and its Subsidiaries held for resale, and all of Seller's and its Subsidiaries' raw materials, works in process, finished products and supply items, in each case wherever the same may be located.

     "IRS" means the United States Internal Revenue Service.

     "Knowledge" or "Known" means, with respect to Seller, those facts or circumstances actually known by any of the Specified Officers of Seller, or any facts or circumstances which would be known after due inquiry by a person holding a comparable office or job or with comparable experience or responsibilities, and with respect to Buyer, those facts or circumstances actually known by any of the Specified Officers of Buyer and PTC, or any facts or circumstances which would be known after due inquiry by a person holding a comparable office or job or with comparable experience or responsibilities. For purposes of this definition, the term "Specified Officers" means: (a) with respect to Seller, the Principal, Tina Springer-Miller, Susan Beattie, Andrew Weaver, Richard Stone and Karen Stewart; and (b) with respect to Buyer or PTC, Dr. John W. Sammon, Jr. and Ronald J. Casciano.

     "Law" means any federal, state, local or foreign statute, law, legislation, constitution, ordinance, regulation, rule, code, edict, order, directive, pronouncement, judgment, decree, or rule of common law.

     "Leasehold Improvements" shall mean all leasehold improvements situated in or on the real property covered by the Real Property Leases and owned by Seller or its Subsidiaries.

     "Licenses" means all of the licenses, permits, certificates, exemptions and other authorizations from any Government Authority or other third party for the use, occupancy or operation of the Business as conducted as of the date of this Agreement and as of the Closing Date.

     "Loss Bid" means any outstanding offer by Seller or any of its Subsidiaries to provide goods or services to any customer at a quoted price which Seller reasonably expects, based on Seller's knowledge as of the date hereof and as of the Closing Date, to result in a loss.

     "Loss Contract" means any Contract for which Seller has accrued a loss on the Audited Financial Statements or Interim Financial Statements or which Seller or its applicable Subsidiary reasonably expects, based on such Person's knowledge as of the date hereof and as of the Closing Date, to result in a loss.

     "Losses" of a Person means any and all losses, liabilities, damages, claims, awards, judgments, diminution of value, fines, penalties, costs and expenses (including, without limitation, the costs of reasonable investigation, remediation and attorneys' fees) actually suffered or incurred by such Person.

     "Material Adverse Effect" or "Material Adverse Change" or a similar phrase means, with respect to any Person, any material adverse effect on or material adverse change with respect to the business, operations, assets, liabilities, condition (financial or otherwise), results of operations or prospects of such Person and its Subsidiaries, taken as a whole.

     "Multiemployer Plan" means any "multiemployer plan," as defined in Section 3(37) or 4001(a)(3) of ERISA, which Sellers and any of its Subsidiaries or any ERISA Affiliate of Seller and any of its Subsidiaries sponsors, maintains or administers or to which Seller and any of its Subsidiaries or any ERISA Affiliate of Seller and any of its Subsidiaries contributes, has contributed or is, or was obligated to contribute.

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "Pension  Plan" means any  "employee  pension  benefit  plan" as defined in
Section 3(2) of ERISA (other than a Multiemployer Plan) which Seller and any of its Subsidiaries or any ERISA Affiliate of Seller and any of its Subsidiaries sponsors, maintains or administers or to which Seller and any of its
Subsidiaries or any ERISA Affiliate of Seller and any of its Subsidiaries contributes, has contributed or is, or was obligated to contribute.

     "Permits" shall mean all licenses, permits, approvals, authorizations or consents of any Governmental Authority, whether foreign, federal, state or local, necessary for the conduct of the Business as currently conducted.

     "Permitted Encumbrances" means (a) liens for Taxes or governmental charges or claims not yet due and payable or being contested in good faith, if, in each case, a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor, (b) statutory liens of landlords, liens of carriers, warehouse persons, mechanics and material persons and other liens imposed by law incurred in the ordinary course of business for sums not yet due and payable or being contested in good faith, if, in each case, a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor, (c) liens incurred or deposits made in connection with workers' compensation, unemployment insurance and other similar types of social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return of money bonds and similar obligations, in each case in the ordinary course of business, consistent with past practice, and (d) easements, rights-of-way, restrictions and other similar charges or Encumbrances on real property which, in each case, do not, individually or in the aggregate, materially interfere with the ordinary conduct of the Business and do not, individually or in the aggregate, materially detract from the value of the property to which such Encumbrance relates.

     "Person" means any natural person, corporation, limited partnership, general partnership, limited liability company, unlimited liability company, joint stock company, joint venture, association, company, trust or other organization or any Governmental Authority.

     "Personal Property Leases" shall mean all of the existing leases with respect to the personal property of Seller and any of its Subsidiaries.

     "Personnel"  means  all  employees,  officers,  directors  and  independent
contractors  of,  employed  by  or  contracting   with  Seller  or  any  of  its
Subsidiaries.

     "Potential Loss" means any and all losses, liabilities, damages, claims, awards, judgments, diminution of value, fines, penalties, costs and expenses (including, without limitation, the costs of reasonable investigation, remediation and attorneys' fees.)

     "Pre-Closing Tax Period" shall mean all taxable periods ending on or prior to the Closing Date and the portion of any taxable period ending on the Closing Date that includes but does not end on the Closing Date.

     "Principal Promissory Notes" means each of (i) that certain promissory note, dated as of July 31, 1998, issued by the Principal in favor of Seller in the original principal amount of $940,000 and (ii) that certain promissory note, dated as of December 1, 2002, issued by the Principal in favor of Seller in the original principal amount of $250,000.

     "Real Property Leases" means all leases entered into by Seller or any Subsidiary in respect of the Real Property.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Subsidiary" of any Person means any other Person (i) of which such first Person (either alone or through or together with any other Subsidiary) owns, directly or indirectly, at least 50% of the stock or other Equity Securities of such other Person or (ii) the operations of which are consolidated with such first Person, pursuant to GAAP, for financial reporting purposes.

     "Tax" or "Taxes" means any federal, state, local or foreign net or gross income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, offer, registration, value added, alternative or add-on minimum, estimated or other tax, governmental fee or like assessment or charge of any kind whatsoever (including any liability for Taxes imposed on another Person, whether incurred or borne as a transferee or successor or by contract or otherwise), including any interest, penalty or addition thereto, whether disputed or not.

     "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendments thereof.

     "Transaction Related Expenses" means the (i) fees and disbursements of counsel to Seller and the Principal or their independent accountants or financial or other advisors incurred by Seller or any of its Subsidiaries or the Principal in connection with the transactions contemplated hereby, and (ii) any expenses incurred by Seller or any of its Subsidiaries or the Principal in connection with the transactions contemplated hereby or for which any of them may have any liability.

     "Transferred   Subsidiaries"  shall  mean,  collectively,   Springer-Miller
International, LLC and Springer-Miller Canada, ULC.

     "Transferred Subsidiary Interests" means all of the Equity Securities of the Transferred Subsidiaries held beneficially or of record by Seller or another Transferred Subsidiary.

     "Welfare  Plan" means any  "employee  welfare  benefit  plan" as defined in
Section 3(1) of ERISA (other than a Multiemployer Plan) which Seller or any of its Subsidiaries or any ERISA Affiliate of Seller or any of its Subsidiaries sponsors, maintains or administers or to which Seller or any of its Subsidiaries or any ERISA Affiliate of Seller or any of its Subsidiaries contributes, has contributed or is, or was obligated to contribute.

     Section 1.2 Other Defined Terms. The following terms have the meanings defined for such terms in the Sections set forth below:

                  Term                                                Section
                  ----                                               ---------
Adjustment Amount .......................................            2.4(c)
Agreement ...............................................            Preamble
Applicable Rate .........................................            2.3(b)(ii)
Assumed Liabilities .....................................            2.2
Auditor .................................................            2.4(b)
Business ................................................            Preamble
Buyer ...................................................            Preamble

Buyer Indemnified Parties ...............................            8.2(a)
Buyer Threshold Amount ..................................            8.2(e)
CERCLA ..................................................            4.20(d)
Claim ...................................................            8.2(c)
Claim Notice ............................................            8.2(c)
Closing .................................................            3.1
Closing Balance Sheet ...................................            2.4(a)
Closing Date ............................................            3.1
Commission ..............................................            5.6
Determination Date ......................................            2.4(b)
Employment Laws .........................................            4.19
Escrow Agreement ........................................            2.4(b)(ii)
Escrow Amount ...........................................            2.4(b)(ii)
Excluded Liabilities ....................................            2.3
Indemnifying Party ......................................            8.2(c)
Machinery and Equipment .................................            4.14
Material Contracts ......................................            4.12 (a)
Principal ...............................................            Preamble
Purchase Price ..........................................            2.3(a)
Purchased Assets ........................................            2.1(a)
PTC .....................................................            Preamble
PTC Common Stock ........................................            2.3(b)(ii)
Real Property ...........................................            4.15(a)
Related Party Transaction ...............................            4.25
Reports .................................................            5.6
S Corporation State .....................................            4.22(f)
Seller ..................................................            Preamble
Seller Software .........................................            4.11
Seller Indemnified Party ................................            8.2(b)
Seller Threshold Amount .................................            8.2(d)
Software Contract .......................................            4.11
Subsidiary Equity Securities ............................            4.3
Taxpayers ...............................................            4.22(a)
Third Party Notice ......................................            8.2(c)
Transaction .............................................            Recitals
Transferred Employees ...................................            6.9

     Section 1.3 Construction.

     (a) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; (v) the word "including" shall mean "including, without limitation;" and (vi) the word "or" shall be disjunctive but not exclusive.

     (b) References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.

     (c) References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

     (d) The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against either party.

     (e) The annexes, schedules and exhibits to this Agreement are a material part hereof and shall be treated as if fully incorporated into the body of the Agreement.

     (f) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified and shall be counted from the day immediately following the date from which such number of days are to be counted.

     (g) All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.


                                    ARTICLE 2
                           PURCHASE AND SALE OF ASSETS

     Section 2.1  Transfer of Assets.

     (a) Transfer of Parent's Assets. Upon the terms and subject to the conditions contained herein, at the Closing, Seller will sell, convey, transfer, assign and deliver to Buyer, and Buyer will purchase from Parent, all of the rights, title and interest of Seller in and to all Assets except for the Excluded Assets, including without limitation, all of Seller's right, title and interest in the following to the extent they are not Excluded Assets (the "Purchased Assets");

          (i) cash and cash equivalents;

          (ii) accounts and notes receivable (whether current or noncurrent), refunds, deposits, prepayments or prepaid expenses;

          (iii) Contracts;

          (iv) Leasehold Improvements;

          (v) Machinery and Equipment;

          (vi) Inventory;

          (vii) Books and Records;

          (viii) Intellectual Property Rights;

          (ix) Permits;

          (x) Seller Software;

          (xi) rights under or pursuant to all warranties, representations and guarantees made by suppliers in connection with Purchased Assets or services furnished to Seller;

          (xii) tangible assets necessary or useful in the conduct of the Business as set forth in Schedule 2.1 hereto;

          (xiii) the Transferred Subsidiary Interests

          (xiv) claims, causes of action, chooses in action, rights of recovery and rights of set-off of any kind relating to Purchased Assets or the Assumed Liabilities, against any Person (other than against the Principal or Tina Springer-Miller), including, without limitation any liens, security interests, pledges, or other rights to payment or to enforce payment in connection with products delivered by Seller on or prior to the Closing Date; and

          (xv) rights relating to Government-Furnished Property.

     Section 2.2 Assumption of Liabilities. Upon the terms and subject to the conditions of this Agreement, Buyer agrees, effective at the Closing, to assume only the following liabilities of Seller except to the extent that such liabilities relate to any Taxes other than Assumed Sales Tax Liabilities (the "Assumed Liabilities"):

          (i) all liabilities of Seller accrued on the Interim Financial Statements and not discharged as of the Closing Date;

          (ii) all liabilities arising out of or relating to Seller's operation of the Business and incurred in the ordinary course of business since the date of the Interim Financial Statements, but only to the extent listed on the Closing Balance Sheet;

          (iii) all liabilities of Seller arising under any of the Contracts to which it is a party;

          (iv) all warranty claims or expenses of Seller in respect of products sold or services rendered by Seller in the operation of the Business through the Closing Date;

          (v) any liability of Seller for sales or use taxes solely to the extent that they relate to a sale (regardless of the date of the sale) by Seller or its Subsidiaries to a Person that purchased products or services, including maintenance services, from Seller or its Subsidiaries within the twelve (12) months immediately preceding the Closing Date (the "Assumed Sales Tax Liabilities"); and

          (vi) all liabilities and obligations relating to the Purchased Assets, whether or not arising after the Closing Date.

     Section 2.3 Excluded Liabilities. Any provisions in this Agreement or any writing to the contrary notwithstanding, Buyer is assuming only the Assumed Liabilities and through its acquisition of the Transferred Subsidiaries, the liabilities thereof, and is not assuming any other liability or obligation of Seller or any Affiliate of Seller (or any predecessor owner of all or part of any of the business or assets of Seller or any Affiliate of Seller), of whatever nature, whether presently in existence or arising or asserted hereafter. All such other liabilities and obligations shall be retained by and remain obligations and liabilities of the applicable Seller or its Affiliates, (all such liabilities and obligations not being assumed being herein referred to as the "Excluded Liabilities"). Without limiting the foregoing, none of the following shall be Assumed Liabilities for purposes of this Agreement:

     (a) all liabilities and obligations of Seller or any of its Subsidiaries for or in respect of Taxes (including any Taxes that arise as a result of the transactions contemplated by this Agreement), except as set forth in Section 2.2(v);

     (b) all other liabilities and obligations of Seller under this Agreement and the Ancillary Agreements;

     (c) any liability or obligation under any Environmental Law incurred in or attributable to any Facility or the operation of the Business on or before the Closing Date;

     (d) that certain guarantee, dated as of October 20, 2000, granted to Union Bank to secure a personal loan of the Principal; and

     (e) any liability or obligation relating to an Excluded Asset (whether or not arising prior to, on or after the Closing Date).

     Section 2.4  Purchase Price.

     (a) Purchase Price. Upon the terms and subject to the conditions set forth herein, Buyer shall pay to Seller for the sale, transfer, assignment, conveyance and delivery of the Purchased Assets, a base purchase price in an aggregate amount equal to Sixteen Million One Hundred Thousand Dollars ($16,100,000) plus an amount equal to the amount of cash and cash equivalents held by Seller and its Subsidiaries immediately prior to the Closing (the "Purchase Price"), subject, however, to the adjustments set forth in Section 2.5. The Purchase Price (including the Assumed Liabilities) shall be allocated among the Purchased Assets as determined by Buyer, and such allocation shall be the allocation which is used by the parties in preparing (i) Internal Revenue Service Form 8594, Asset Acquisition Statement, (ii) all other Tax Returns and (iii) for all other Tax purposes. Seller and Buyer shall each file Internal Revenue Service Form 8594 with their U.S. federal income tax returns for the tax period including the Closing Date. All allocations made pursuant to this Section 2.4 shall be binding upon the parties and upon each of their successors and assigns, and the parties shall report the transactions contemplated hereby in accordance with such allocations. The parties hereto shall not make any written statements or take any position on any Tax Return, in any refund claim, during the course of any Tax audit, for any financial or regulatory purpose in any litigation or investigation or otherwise that are inconsistent with the allocations made pursuant to this Section 2.4. Each party shall notify the other parties if it receives notice that any Tax authority proposes any allocation different from that made pursuant to this Section 2.4.

     (b) Payment of the Purchase Price. The Purchase Price shall be paid on the Closing Date as follows:

          (i) Buyer will pay to Seller the Purchase Price less the Escrow Amount, by wire transfer of immediately available funds to an account designated by Seller.

          (ii) A portion of the Purchase Price equal to $3,300,000 (the "Escrow Amount") shall be paid by Buyer to the Escrow Agent to be held in escrow in accordance with the terms of the Escrow Agreement in the form agreed to by the parties thereto (the "Escrow Agreement") to serve as a source of payment for any Claim for indemnification of any Buyer Indemnified Party pursuant to Article 8 hereof and the Purchase Price adjustment pursuant to
     Section 2.5 hereof. The Escrow Amount shall be held, invested and distributed in accordance with the terms of the Escrow Agreement. Of the Escrow Amount, $300,000 shall be deposited in cash and the remainder shall be deposited by delivering to the Escrow Agent that number of shares of PTC's Common Stock, par value $0.02, ("PTC Common Stock") derived by dividing $3,000,000 by the average of the last reported sale price of the Common Stock of PTC on the New York Stock Exchange for the 20 trading days ending on the third trading day immediately preceding the Closing Date. No fractional shares of PTC Common Stock shall be issued; the number of shares to be delivered to the Escrow Agent shall be rounded down to the nearest whole number. The delivery of the PTC Common Stock into escrow will be made on behalf of Seller with the same effect as if such shares had been delivered directly by Buyer to Seller, and shall serve, pursuant to the Escrow Agreement, along with the cash so deposited pursuant to this Section 2.4(b)(ii) and Section 2.5(d), as the first source, but not the sole source, of indemnification payments that may become due pursuant to Section
     8.2 hereof. In connection with the issuance of the PTC Common Stock, each of Seller and the Principal shall execute and deliver an Investment Agreement in the form agreed to by the parties thereto.

     Section 2.5 Purchase Price Adjustment.

     (a) As soon as reasonably practicable following the Closing Date, and in any event within ninety (90) calendar days thereof, Buyer shall prepare and deliver to the Seller (i) a consolidated balance sheet of Seller and its Subsidiaries immediately prior to the Closing on the Closing Date (the "Closing Balance Sheet"), and (ii) a calculation of the Closing Date Purchased Net Assets as reflected on the Closing Balance Sheet. The Closing Balance Sheet shall be prepared in accordance with GAAP consistent with the preparation of the December 31 Balance Sheet, and shall fairly present the consolidated financial position of Seller and its consolidated Subsidiaries as of the Closing Date; provided, that all Transaction Related Expenses incurred by Seller or any of its Subsidiaries at or prior to the Closing shall not be accrued on the Closing Balance Sheet whether or not such accrual would be required in accordance with GAAP. Without limiting the generality of the foregoing, the parties acknowledge that, for the purpose of determining the Closing Date Purchased Net Assets, the consolidated assets and consolidated liabilities of Seller and its consolidated Subsidiaries shall not reflect the value of any Tax deductions resulting from the transactions contemplated hereby.

     (b) Seller may dispute the calculation of the Closing Date Purchased Net Assets or any element of the Closing Balance Sheet relevant thereto by notifying Buyer of such disagreement in writing, setting forth in detail the particulars of such disagreement, within thirty (30) days after its receipt of the Closing Balance Sheet; provided, that the basis of any such dispute shall be limited to the failure of the calculation of Closing Date Purchased Net Assets or any amount reflected on the Closing Balance Sheet to have been determined in accordance with GAAP applied on a basis consistent with Section 2.5(a). In the event that Seller do does not provide such a notice of disagreement within such thirty (30) day period, Seller shall be deemed to have accepted the Closing Balance Sheet and the calculation of the Closing Date Purchased Net Assets delivered by Buyer, which shall be final, binding and conclusive for all purposes hereunder. In the event any such notice of disagreement is timely provided, Buyer and Seller shall use their commercially reasonable efforts for a period of thirty (30) days (or such longer period as they may mutually agree) to resolve any disagreements with respect to the calculation of the Closing Date Purchased Net Assets. If, at the end of such period, Buyer and Seller are unable to resolve such disagreements then, Deloitte & Touche LLP (or such other independent accounting firm of recognized national standing as may be mutually selected by Buyer and the Sellers) (the "Auditor") shall resolve any remaining disagreements. The Auditor shall determine as promptly as practicable, but in any event within thirty (30) days of the date on which such dispute is referred to the Auditor, whether the Closing Balance Sheet was prepared in accordance with the standards set forth in Section 2.5(a) and (only with respect to the remaining disagreements submitted to the Auditor) whether and to what extent (if any) the Closing Date Net Purchased Assets requires adjustment. The fees and expenses of the Auditor shall be paid one-half by Seller and the Principal, jointly and severally liable therefor, and one-half by Buyer. The determination of the Auditor shall be final, conclusive and binding on the parties. For purposes of this Agreement, the date on which the Closing Date Purchased Net Assets are finally determined in accordance with this Section 2.5(b) shall be the "Determination Date."

     (c) The "Adjustment Amount," which may be positive or negative,  shall mean
(i) the Closing Date Purchased Net Assets, minus (ii) negative $4,397,101. If the Adjustment Amount is a positive number in excess of $100,000, then the Purchase Price will be increased by the sum of the Adjustment Amount, less $100,000. If the Adjustment Amount is a negative number less than negative $100,000, the Purchase Price will be decreased by the absolute value of the sum of the Adjustment Amount plus $100,000.

     (d) If the Purchase Price is increased or decreased pursuant to Section 2.5(c), then promptly following the Determination Date, and in any event within five (5) Business Days of the Determination Date, Buyer shall pay to Seller in cash (in the case of a Purchase Price increase) the amount of such increase or Seller and the Principal, jointly and severally (in the case of a Purchase Price decrease) shall pay, to Buyer in PTC Common Stock released from escrow, such shares to have the per share value assigned to them at the time of deposit into escrow in accordance with Section 2.4(b)(ii), any changes in the market value of PTC Common Stock subsequent to the time of deposit notwithstanding, the amount of such decrease. In the event that the Purchase Price is decreased by more than $800,000.00 pursuant to this Subsection, Seller shall, within five (5) days of such adjustment, deposit into escrow an amount in cash equal to the amount in excess of $800,000.00 by which the Purchase Price was decreased, so that at such time, the Escrow Amount shall be not less than $2,500.000.00.

     Section 2.6 Closing Costs and Fees. The cost of the recording or filing of all applicable conveyancing instruments incurred by reason of the transfer of
Purchased Assets hereunder (including documentary and transfer taxes in connection therewith) will be paid by Seller.

                                    ARTICLE 3
                                     CLOSING

     Section 3.1 Closing. The Closing of the transactions contemplated herein (the "Closing") shall be held at 10:00 a.m. Boston time on the date which is the later of (i) October 1, 2004 or (ii) three (3) Business Days after the date on which all conditions to the Transaction set forth in Sections 7.1, 7.2 and 7.3 of this Agreement shall have been satisfied (the "Closing Date") at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110 or at such other time or at such other place as Seller and Buyer may mutually agree in writing.

     Section 3.2 Conveyances at Closing.

     (a) Instruments and Possession. To effect the sale and assumption referred to in Article 2, Seller will, at the Closing, execute and deliver to Buyer:

          (i) one or more bills of sale conveying in the aggregate all of Seller's tangible personal property included in the Purchased Assets;

          (ii) an assignment of lease with respect to Seller's Personal Property Leases and Real Property Leases, and the New Lease Agreement;

          (iii) an assignment of contracts with respect to Seller's Contracts included in the Purchased Assets;

          (iv) assignments of Seller's Intellectual Property Rights included in the Purchased Assets, in recordable form to the extent necessary to assign such rights;

          (v) the Ancillary Agreements;

          (vi)  stock  powers  and  other  documents   conveying  to  Buyer  the
          Transferred Subsidiary Interests; and

          (vii) such other instruments as shall be reasonably requested by Buyer to vest in Buyer such right, title or interest in and to the Purchased Assets in accordance with the provisions hereof.

     (b) Assumption and Other Documents. To effect the sale and assumption referred to in Article 2, at the Closing, Buyer shall execute and deliver to
Seller:

          (i)  an  instrument  of  assumption   evidencing  Buyer's  assumption,
          pursuant to Section 2.2, of the Assumed Liabilities (the "Assumption Document");

          (ii) the Ancillary Agreements; and

          (iii) such other instruments as shall be reasonably requested by Seller to evidence Buyer's assumption of the Assumed Liabilities in accordance with the provisions hereof.

     (c) Form of Instruments. To the extent that a form of any document to be delivered hereunder is not attached as an Exhibit hereto, such documents shall be in form and substance, and shall be executed and delivered in a manner, reasonably satisfactory to the party or parties in whose favor the document runs.

     (d)   Certificates;   Opinions.   Buyer  and  Seller   shall   deliver  the
certificates, opinions of counsel and other documents described in Article 7.

     (e) Consents. Seller shall deliver all governmental and other third party consents and waivers required pursuant to Sections 7.1 (a) and 7.3 (e) (or otherwise obtained by Seller) as have been obtained, plus such other documents related thereto as Seller and Buyer shall have agreed.


                                    ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF SELLER


     Except as set forth in the Disclosure Schedule, Seller and the Principal, jointly and severally, represent and warrant to PTC and Buyer as follows. Any information disclosed in the Disclosure Schedule in reference to any section number herein shall be deemed to be disclosed in reference to any other section to which it is cross-referenced, or where it is apparent that such disclosure would be appropriate.

     Section 4.1 Organization and Qualification of Seller and the Subsidiaries. Seller and each of its Subsidiaries is a limited liability company, unlimited liability company or a corporation, duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has the requisite corporate, unlimited liability company or limited liability company power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as currently conducted by such Seller or such Subsidiary. Seller and each of its Subsidiaries is duly qualified to do business as a foreign corporation, foreign unlimited liability company, or foreign limited liability company and is in good standing in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary except where the failure to be so qualified would not result in a Material Adverse Effect with respect to Seller or such Subsidiary. True and complete copies of the certificate of incorporation and bylaws or certificate of formation, unlimited liability company operating agreement and limited liability company operating agreement (or equivalent organizational documents) of Seller and each of its Subsidiaries (in each case, as amended to the date of this Agreement), have been made available by Seller for review by Buyer.

     Section 4.2 Authorization. Seller and each of its Subsidiaries has all necessary corporate or organizational power and authority to execute and deliver this Agreement and each Ancillary Agreement to which it is party and to perform its obligations hereunder and thereunder. The execution and delivery by Seller of this Agreement and each Ancillary Agreement to which it is party and the performance of its obligations hereunder and thereunder have been duly and validly authorized by the board of directors and stockholders of Seller, and no other action on the part of Seller or its stockholders is necessary. This Agreement has been, and each Ancillary Agreement to which the Seller or any of its Subsidiaries is a party will be, duly and validly executed and delivered by Seller or such Subsidiary, as appropriate, and is, or will be, a legal, valid and binding obligation of Seller or any of such Subsidiary, as appropriate, enforceable against Seller in accordance with its terms, except as the enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors' rights generally; or (ii) general principles of equity.

     Section 4.3 Subsidiaries. Section 4.3 of the Disclosure Schedule sets forth the name of each Subsidiary of Seller, the jurisdiction of incorporation or organization of each such Subsidiary, the number and type of its authorized Equity Securities (collectively, the "Subsidiary Equity Securities"), the number of each class of Equity Securities that are issued and outstanding, and the identity of all record and beneficial holders of Subsidiary Equity Securities. The Transferred Subsidiaries are the only Subsidiaries of Seller and each such Subsidiary is consolidated with Seller for purposes of preparing financial statements of Parent in accordance with GAAP. The Subsidiary Equity Securities described on the Disclosure Schedule constitute all the issued and outstanding Equity Securities of the respective Subsidiaries. The Subsidiary Equity Securities have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any pre-emptive rights. None of the respective Subsidiaries has issued or granted any outstanding options, warrants, rights or other securities convertible into or exchangeable or exercisable for shares of Subsidiary Equity Securities; there are no commitments or obligations of any kind or character for the issuance of Subsidiary Equity Securities or for the repurchase, redemption or other acquisition of any Subsidiary Equity Securities; either Seller or another Subsidiary owns the

Subsidiary Equity Securities, free and clear of all Encumbrances; there are no agreements of any kind which may obligate any of the Subsidiaries listed on the Disclosure Schedule to issue, purchase, register for sale, redeem or otherwise acquire any Subsidiary Equity Securities; (v) there are no voting trusts, stockholder agreements, proxies or other agreements in effect with respect to the voting or transfer of the Subsidiary Equity Securities held by Seller or any of its Subsidiaries or, to the knowledge of Seller, the Subsidiary Equity
Securities held by any other Person; and neither Seller nor any of its Subsidiaries own of record or beneficially any Equity Securities of any Person or any right (contingent or otherwise) to acquire the same.

     Section 4.4 No Conflict. The execution, delivery and performance of this Agreement and each Ancillary Agreement to which it is a party by Seller and the consummation of the transactions contemplated hereby and thereby do not and will not (a) violate or conflict with the certificate of incorporation, memorandum of association, articles of association, bylaws, limited liability company operating agreement or other organizational documents of Seller or any of its subsidiaries, (b) conflict with or violate any Law or Governmental Order applicable to any Seller or any of its Subsidiaries, or (c) violate or conflict with in any material respect, result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or result in or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Encumbrance on any of the Purchased Assets or any of the Assets of any Subsidiaries of Seller pursuant to, any Contract or License to which any of Seller or any of its Subsidiaries is a party or by which any of their Assets are bound.

     Section 4.5 Consents  and  Governmental  Approvals.  Except as set forth on
Section  4.5 or 4.12  (b) of the  Disclosure  Schedule,  no  consent,  approval, authorization, license, order or permit of, or declaration, filing or registration with, or notification to, any Governmental Authority, or any other Person, is required to be made or obtained by Seller or its Subsidiaries or any of their respective Affiliates in connection with the execution, delivery and performance of this Agreement and each Ancillary Agreement to which Seller is a party and the consummation of the transactions contemplated hereby and thereby.

     Section 4.6 Financial Statements; Undisclosed Liabilities.

     (a) Attached as Section 4.6(a) of the Disclosure Schedule are true and complete copies of (i) the Audited Financial Statements and (ii) the Interim Financial Statements. Except as set forth in the notes thereto or as disclosed in Section 4.6 of the Disclosure Schedule, all such financial statements (including the footnotes thereto) were prepared in accordance with GAAP and fairly present in all material respects the consolidated financial condition, results of operations and changes in cash flows and stockholder's equity of Seller and its consolidated Subsidiaries as of the respective dates thereof and for the respective periods covered thereby, subject to, in the case of the Interim Financial Statements, normal recurring year-end adjustments to the extent consistent with GAAP (the effect of which is not expected to be material individually or in the aggregate) and the absence of footnotes.

     (b) Neither Seller nor any Subsidiary has any liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise, liquidated or unliquidated, or due or to become due) other than (i) liabilities reflected and reserved against on the balance sheet included in the Interim Financial Statements, (ii) liabilities disclosed in Section 4.6(b) of the Disclosure Schedule, or (iii) current liabilities incurred since June 30, 2004 in the ordinary course of business, consistent with Seller's past practice.

     (c) The  projections  prepared  by Seller  with  respect  to Seller and its
Subsidiaries and delivered by Seller to Buyer were prepared in good faith and based on assumptions believed by Seller to be reasonable as of the date of such projections and reflect all costs related to all amounts due under any Benefit Arrangement; provided, however, that Seller and the Principal make no representation or warranty that the actual performance and results described in such projections will be achieved.

     Section 4.7 Absence of Certain Changes or Events. Since January 1, 2004, except as disclosed in the Disclosure Schedule, there has been no:

     (a) Material Adverse Change with respect to Seller or any of its Subsidiaries;

     (b) (i) except for normal periodic increases in the ordinary course of business consistent with past practice, increase in the compensation payable or to become payable by Seller or any of its Subsidiaries to any of their respective Personnel, (ii) bonus, incentive compensation, severance, deferred compensation, service award or other like benefit granted, made or accrued, contingently or otherwise, for or to the credit of any of the Personnel of Seller or any of its Subsidiaries, except in the ordinary course of business consistent with past practices, (iii) employee welfare, pension, insurance, retirement, profit-sharing or similar payment or arrangement made or agreed to by Seller or any of its Subsidiaries for any of their Personnel except pursuant to the existing Employee Plans described in Section 4.18 of the Disclosure Schedule or (iv) new employment or severance agreement to which any Seller or any of its Subsidiaries is a party;

     (c) addition to or modification of the Employee Plans other than (i) contributions made in accordance with the normal practices of Seller and any of its Subsidiaries or (ii) the extension of coverage to Personnel who became eligible after January 1, 2004;

     (d)  sale,   assignment  or  transfer  of  any  assets  of  Seller  or  its
Subsidiaries other than in the ordinary course of business consistent with prior practices, or the imposition of any Encumbrance thereon;

     (e) cancellation of any Indebtedness or waiver of any rights of substantial value to Seller or any of its Subsidiaries;

     (f) cancellation, termination or material amendment of any Material Contract, material License or other instrument material to Seller or any of its Subsidiaries that adversely affects Seller or any of its Subsidiaries;

     (g) capital expenditure or any incurring of liability therefor by Seller or any of its Subsidiaries, other than capital expenditures involving payments that do not, individually or in the aggregate, exceed $5,000;

     (h) failure to operate the Business in the ordinary course so as to use reasonable efforts to preserve the Business intact, to keep available the services of the Personnel, and to preserve the goodwill of Seller's suppliers, customers and others having business relations with Seller or any of its Subsidiaries;

     (i) change in Tax or accounting methods, principles or practices by Seller or any of its Subsidiaries or the making of any Tax election or the change of an existing election;

     (j) revaluation by Seller or any of its Subsidiaries of any of their respective assets or properties, including without limitation, writing off notes or accounts receivable;

     (k) damage, destruction or loss (whether or not covered by insurance) and adversely affecting the assets, properties, business or prospects of Seller or any of its Subsidiaries;

     (1) Indebtedness incurred by Seller or any of its Subsidiaries for borrowed money or any commitment to incur Indebtedness entered into by Seller or any of its Subsidiaries, or any loans made or agreed to be made by Seller or any of its Subsidiaries (other than the advancement of expenses to Personnel of Seller or any of its Subsidiaries in the ordinary course of business);

     (m) declaration, setting aside for payment or payment of dividends or distributions in respect of any Equity Securities of Seller or any redemption, purchase or other acquisition by Seller or any of its Subsidiaries of any of Seller's or any of its Subsidiaries' Equity Securities;

     (n) issuance or reservation for issuance by Seller or any of its Subsidiaries of, or commitment to issue or reserve for issuance of, any Equity Securities of Seller or any of its Subsidiaries;

     (o) execution, termination, or material amendment of any lease for real or personal property involving annual payments in excess of $5,000;

     (p) to the Knowledge of Seller, change in relations between Seller or any of its Subsidiaries and the Personnel that adversely affects Seller or any of its Subsidiaries;

     (q) change in collection policies or payment terms applicable to any of the suppliers or customers of Seller;

     (r) action which, if it had been taken or had occurred after execution of this Agreement, would have required the consent of Buyer pursuant to Section 6.1(a); or

     (s) agreement by Seller or any of its Subsidiaries to do any of the foregoing.

     Section 4.8 Absence of Litigation. (a) There are no Actions pending or, to Sellers' Knowledge, threatened against Seller or any of its Subsidiaries or involving any of the Assets of Seller or any of its Subsidiaries; (b) neither Seller nor any of its Subsidiaries nor any of their respective Assets are subject to any Governmental Order; (c) neither Seller nor any of its Subsidiaries are the subject of any pending, or to the Knowledge of Seller, threatened investigation by any Governmental Authority; and (d) to the Knowledge of Seller, no event has occurred and no condition exists on the basis of which any litigation, proceeding or investigation might reasonably be expected to be instituted.

     Section 4.9 Compliance with Laws. Seller and each of its Subsidiaries are, and at all times during the past five (5) years has been, in compliance in all material respects with all applicable Laws and Governmental Orders. Neither of Seller nor any of its Subsidiaries has received any notice to the effect that Seller or any Subsidiary is not or may not be in compliance with any applicable Laws or Governmental Orders. Neither Seller nor any of its Subsidiaries have, during the past five (5) years, conducted any internal investigation with respect to any actual, potential or alleged material violation of any Law or Governmental Order by Seller, any of its Subsidiaries or any of their Personnel.

     Section 4.10 Licenses. Section 4.10 of the Disclosure Schedule sets forth a true and correct list of each of the Licenses (other than Licenses to Computer Programs) held by Seller or any of its Subsidiaries or issued by any Governmental Authority with respect to any of their Assets. Such Licenses (together with the Licenses to Computer Programs) constitute all of the Licenses required to permit Seller and its Subsidiaries to own, operate, use and maintain their Assets in the manner in which they are now operated and maintained and to conduct the Business as presently conducted. Each License is valid, binding and in full force and effect (and the continuing validity and effectiveness of such Licenses will not be affected by the consummation of the transactions contemplated hereby) and neither Seller nor any of its Subsidiaries are in default (or with the giving of notice or lapse of time or both, would be in default) under any such License in any material respect. There are no proceedings pending, nor to the Knowledge of Seller, threatened, that seek the revocation, cancellation, suspension, failure to renew or adverse modification of any such License. All required filings with respect to such Licenses have been timely made and all required applications for renewal thereof have been timely filed.

     Section 4.11 Computer Programs.

     (a) Set forth in Section 4.11 of the Disclosure Schedule is a list and brief description of the Computer Programs (other than generally available commercial off-the-shelf or downloadable Computer Programs used internally by Seller or its Subsidiaries in accordance with the applicable license agreement) which are in whole or in part owned, licensed, distributed, copied, modified, displayed, sublicensed or otherwise used by Seller or its Subsidiaries in connection with the operation of the Business as now conducted or as now proposed to be conducted in its written business documents (such Computer Programs, together with the generally available Computer Programs described above, being referred to herein as the "Seller Software"), identifying with respect to each such Computer Program whether it is owned or licensed by Seller or its Subsidiaries.

     (b) Each and every Computer Program included in whole or in part in the Seller Software is either: (i) owned by Seller or its Subsidiaries, (ii) currently in the public domain or otherwise available for use, modification and distribution by Seller or its Subsidiaries without a license from or the approval or consent of any third party, or (iii) licensed or otherwise used by Seller or its Subsidiaries pursuant to the terms of a valid, binding written agreement ("Software Contract"). Section 4.11 of the Disclosure Schedule identifies all Software Contracts (other than generally available commercial off-the-shelf or downloadable Computer Programs used internally by Seller or any of its Subsidiaries in accordance with the applicable license agreement). No Software Contract creates, or purports to create, obligations or immunities with respect to any Intellectual Property Rights of any Seller, including but not limited to, obligations requiring the disclosure or distribution of all or a portion of the source code for Seller Software. For example, except as set forth on Section 4.11 of the Disclosure Schedule, no portion of the Seller Software is licensed to Seller or its Subsidiaries pursuant to any version of the General Public License, Lesser General Public License, or Common Public License.

     (c) No portion of Seller Software:

          (i) sold or licensed by Seller or its Subsidiaries directly or indirectly to end users contained, on the date of shipment by Seller or its Subsidiaries;

          (ii) currently for sale or license directly or indirectly to end users contains; and,

          (iii) other than that specified in the preceding (i) and (ii) in this sentence, to the Knowledge of Seller contains;

     any software routines or hardware components designed to permit unauthorized access; to disable or erase software, hardware or data; or to perform any other similar actions. Seller and its Subsidiaries use industry standard methods to detect and prevent viruses and other code covered by the preceding sentence (and subsequently to correct or remove such viruses) that may be present in the Seller Software. The Seller Software does not include or install any spyware, adware, or other similar software which monitors the use of any remote computer without the knowledge and express consent of the users of such remote computer.

     (d) Seller and its Subsidiaries have adopted policies or procedures to control the use of (i) Computer Programs including without limitation object code and source code portions thereof available for download on the internet; and (ii) any other Computer Programs not introduced into Seller's or its Subsidiaries' development environment through a formal procurement process and pursuant to a license agreement determined to be appropriate for establishing Seller's and its Subsidiaries' rights and obligations with respect to Computer Programs.

     Section 4.12 Material Contracts.

     (a) Section 4.12 of the Disclosure Schedule lists the following Contracts (other than Software Contracts disclosed in Section 4.11 of the Disclosure Schedule) to which Seller or any of its Subsidiaries is a party or by which any of them or their Assets may be bound (collectively, the "Material Contracts"):

          (i) any Contract (other than purchase orders entered into in the ordinary course of the business) that Seller reasonably anticipates will involve aggregate payments to Seller or any of its Subsidiaries of more than $5,000 or by Seller or any of its Subsidiaries of more than $5,000 and subsequent to January 1, 2004;

          (ii) any lease, rental or occupancy agreement, license, installment and conditional sale agreement and any other contract or agreement affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any real property or personal property involving annual lease payments in excess of $5,000;

          (iii) any Contract containing covenants limiting the freedom of Seller or any of its Subsidiaries or the Principal to engage in any line of business or compete with any Person;

          (iv) any material distribution, franchise, license, sales, commission, consulting agency or advertising Contracts which are not cancelable on thirty (30) calendar days' notice without payment or penalty;

          (v) any Contract relating to Indebtedness or any indebtedness for borrowed money of any other person;

          (vi) any Contract relating to the sale or disposition of Assets of Seller or any of its Subsidiaries (other than the sale of inventory in the ordinary course of business);

          (vii) any Contract of which Seller is aware to which any Personnel is bound which in any manner purports to (a) restrict such Person's freedom to engage in any line of business or to compete with any other Person, or (b) assign to any other Person rights to any material invention, improvement, or discovery by such employee, officer, director or independent contractor;

          (viii) any license agreement or other Contract relating to Intellectual Property Rights (other than any license agreement or other Contract for generally available commercial off-the-shelf or downloadable Computer Programs having a retail price of less than $5,000 used internally in accordance with the applicable license agreement);

          (ix) any joint venture Contract, partnership agreement, limited liability company or other Contract (however named) involving a sharing of profits, losses, costs, or liabilities by Seller or any of its Subsidiaries with any other Person;

          (x) any Contract providing for payments to or by any Person or entity based on sales, purchases or profits, other than direct payments for goods;

          (xi) any Contract providing for capital expenditures after the date hereof in an amount in excess of $5,000 individually or in the aggregate;

          (xii) any written warranty, guaranty or other similar undertaking with respect to contractual performance extended by Seller or any of its Subsidiaries other than in the ordinary course of business;

          (xiii) any Loss Contract or Loss Bid;

          (xiv) any Government Contract that a Seller reasonably anticipates will involve aggregate payments to Seller or any of its Subsidiaries of more than $5,000;

          (xv) any Contract between or among Seller or any of its Subsidiaries and any Affiliate of Seller;

          (xvi) any employment, severance or consulting Contract; and

          (xvii) any Contract or other arrangement entered into other than in the ordinary course of business.

Seller has  delivered  or made  available  to Buyer true,  correct and  complete
copies  of  all  of  the  Material  Contracts,   including  all  amendments  and
supplements thereto.

     (b) Neither Seller nor any of its Subsidiaries are (and to the Knowledge of Seller, no other party is), as of the date of this Agreement, in material breach or violation of, or default under, any of the Material Contracts nor has Seller or any of its Subsidiaries received any notice (written or oral) of breach or violation of, or default under, a Material Contract. Each Material Contract is, as of the date of this Agreement, in full force and effect (and will remain in full force and effect upon consummation of the transactions contemplated hereby). Except as specifically noted on Section 4.12 of the Disclosure Schedule, no consent of any party to any Material Contract is required in connection with the execution and delivery of this Agreement by Seller or the consummation of the transactions contemplated hereby.

     Section 4.13 Government Contracts.

     (a) No payment has been made by Seller or any of its Subsidiaries, or by any Person authorized to act on their behalf, to any Person in connection with any Government Contracts in violation of applicable procurement laws or regulations or in violation of (or requiring disclosure pursuant to) the Foreign Corrupt Practices Act or other applicable laws.

     (b) Each of Seller's and its Subsidiaries' cost accounting and procurement systems with respect to Government Contracts are in compliance in all material respects with all applicable governmental regulations.

     (c) With  respect  to each  Government  Contract,  except  as set  forth on
Section 4.13 of the Disclosure Schedule, (i) Seller and each of its Subsidiaries have complied with all material terms and conditions of such Government
Contract, including all clauses, provisions and requirements incorporated expressly, by reference or by operation of Law therein; (ii) Seller and each of its Subsidiaries have complied with all material requirements of applicable Laws pertaining to such Government Contract; (iii) all representations and certifications executed, acknowledged or set forth in or pertaining to such Government Contract were complete and correct in all material respects as of their effective date, and Seller and each of its Subsidiaries have complied in all material respects with all such representations and certifications; (iv) neither the United States Government nor any prime contractor, subcontractor or other Person has notified Seller or any of its Subsidiaries, either orally or in writing, that Seller or any such Subsidiary has breached or violated any applicable Law, or any material certification, representation, clause, provision or requirement pertaining to such Government Contract; and (v) no termination for convenience, termination for default, cure notice or show cause notice is in effect as of the date hereof pertaining to any Government Contract.

     (d) Except as set forth in the Disclosure Schedule, (i) neither Seller nor, to its knowledge, any of its Subsidiaries nor any of their officers and members of boards of directors or comparable body are (or during the last five (5) years have been) under administrative, civil or criminal investigation, or indictment or audit by any Governmental Authority with respect to any Government Contract; and (ii) during the last five (5) years, neither Seller nor any of its Subsidiaries have conducted or initiated any internal investigation or made a voluntary disclosure to any Governmental Authority, with respect to any alleged irregularity, misstatement or omission arising under or relating to a Government Contract.

     (e) Except as set forth on Section 4.13 of the Disclosure Schedule, there exist (i) no outstanding material claims against Seller or any of its Subsidiaries, either by a Governmental Authority or by any prime contractor, subcontractor, vendor or other Person, arising under or relating to any Government Contract; and (ii) no material disputes between Seller or any of its Subsidiaries and the United States Government under the Contract Disputes Act or any other statute or between Seller of any of its Subsidiaries and any prime contractor, subcontractor or vendor arising under or relating to any Government Contract.

     (f) Neither Seller nor any of its Subsidiaries nor, to the Knowledge of Seller, any of their respective officers and members of boards of directors or comparable body have been suspended or debarred from doing business with the United States Government or is, or at any time has been, the subject of a finding of nonresponsibility or ineligibility for United States Government contracting.

     Section 4.14 Machinery and Equipment and Other Property. Seller or one of its Subsidiaries owns and has good and marketable title to all items of machinery, equipment, tools, spare parts, furniture, automobiles and other fixed assets (other than inventory held for sale in the ordinary course of business) used in the Business or otherwise reflected as owned by Seller or any of its Subsidiaries on the Interim Financial Statements in each case free and clear of any Encumbrances other than Permitted Encumbrances (the "Machinery and Equipment"). The Machinery and Equipment, taken as a whole, are in good operating condition and repair (subject to normal wear and tear) and are suitable for the purposes for which they are presently and have historically been used. Except as otherwise contemplated by this Agreement, Seller or any of its Subsidiaries owns, or, in the case of leases and licenses, has valid and subsisting leasehold interests or licenses in, all of the material assets and properties of whatever kind (whether real or personal, tangible or intangible and including, without limitation, all material intellectual property) used in their business, in each case free and clear of any Encumbrances other than Permitted Encumbrances.

     Section 4.15 Real Property.

     (a) Section 4.15 of the Disclosure Schedule describes and lists the name of the landlord of all real property now leased or licensed for use by Seller (the "Real Property"). Seller neither owns, nor has ever owned any Real Property.
Schedule 4.15 of the Disclosure Schedule sets forth all leases, subleases and other agreements pursuant to which Seller derives its rights in the Real Property (the "Leases"), including, with respect to each such Lease the identity of the landlord or sublandlord, the date of such Lease and each amendment thereto, and the aggregate annual rent.

     (b) The Leases are in good standing and are valid, binding and enforceable in accordance with their respective terms, and there does not exist under any such Lease any default by Seller or, to Seller's Knowledge, by any other Person, or any event that, with notice or lapse of time or both, would constitute a default by Seller or, to Seller's Knowledge, by any other Person. Seller has delivered to Buyer complete and accurate copies of all Leases, including all amendments and agreements related thereto and the Leases constitute the entire agreement between Seller and each landlord or sublandlord with respect to the Real Property. All rent and other charges currently due and payable under the Leases have been paid.

     (c) Seller is the holder of the tenant's interest under the Leases and has not assigned the Leases nor subleased all or any portion of the premises leased thereunder. Seller has not made any alterations, additions or improvements to the premises leased under the Leases that are required to be removed (or of which any landlord or sublandlord could require removal) at the termination of the respective Lease terms. Seller owns all trade fixtures, equipment and personal property located in the premises leased under the Leases and the landlords thereunder have no Liens thereon or claim thereto except for Permitted Encumbrances.

     (d) The Real Property currently has access to public ways, duly laid out and accepted by the appropriate local jurisdictions, either directly or over valid, recorded and insurable easements over private ways or private property for ingress to and egress from all such Real Property and connections to water supply, storm and sewer facilities, telephone, gas and electrical connections and other public utilities (collectively, the "Access Rights"). All of such Access Rights are of sufficient width and capacity to permit the Business to be conducted as presently conducted and proposed to be conducted, without interference, challenge or complaint from any neighbors or abutters to each Real Property or from any municipal authorities having jurisdiction over such Access Rights.

     (e) The Real Property includes all real property leased by Seller or otherwise used or held for use in connection with the conduct of the Business as heretofore conducted.

     (f) The Real Property and the present use of the Real Property are not in violation of or out of conformity with any zoning, subdivision, building, building code, health, safety, traffic, flood control, wetlands, or other land use laws, variances, Permits or orders of any Governmental Entity having jurisdiction over the Real Property, including, without limitation, the Americans with Disabilities Act of 1990.

     (g) The plants, buildings and structures (including, without limitation, the roofs thereof) located on the Real Property are in good operating condition and repair and have been reasonably maintained consistent with standards generally followed in the industry (giving due account to the age and length of use of same, ordinary wear and tear excepted), are suitable for their present uses, and are structurally sound.

     Section 4.16 Intellectual Property Rights. Section 4.16 of the Disclosure Schedule lists each patent, registered copyright, trademark, service mark, mask work, trade name or domain name, and each application (and renewal) for or to register any of the foregoing, that is included in the Intellectual Property Rights owned by Seller or any of its Subsidiaries, including the record owner, the registration or application number and the expiration date. Seller or one of its Subsidiaries solely owns free and clear of any Encumbrance, or has the right to use pursuant to a Material Contract, each of the Intellectual Property Rights, including without limitation the Intellectual Property Rights listed on
Section 4.16 of the Disclosure Schedule. The Intellectual Property Rights constitute all of the intellectual property necessary to carry out the Business's former, current and currently - planned future activities. No other Person other than a Seller or one of its Subsidiaries (i) has the right to use any of the Intellectual Property Rights, except pursuant to the Material Contracts; or (ii) to Seller's Knowledge, is infringing upon or otherwise violating any Intellectual Property Rights. To Seller's knowledge, neither Seller's nor any of its Subsidiaries' use of the Intellectual Property Rights, nor the conduct of Seller's or any of its Subsidiaries' businesses, is infringing upon or otherwise violating the rights of any other Person. Except as set forth in Section 4.16 of the Disclosure Schedule, neither Seller nor any of its Subsidiaries are obligated to provide any consideration (financial or otherwise) to any third party, nor is any third party otherwise entitled to any consideration, with respect to any exercise of rights by Seller or any of its Subsidiaries, or by Buyer as successor to Seller and its Subsidiaries, in the Intellectual Property Rights. No proceedings are pending against or notices received by Seller or any Subsidiary that are presently outstanding alleging that Seller's or any of its Subsidiary's use of the Intellectual Property Rights, or the conduct of Seller's or any of its Subsidiaries' businesses, infringes upon or otherwise violates any rights of a third party, or alleging that any Intellectual Property rights are invalid or unenforceable, nor have any such allegations been made to Seller's Knowledge. Seller and its Subsidiaries have taken commercially reasonable steps (including measures to protect secrecy and confidentiality) to protect Seller's and its Subsidiaries' right, title and interest in and to all Intellectual Property Rights, and to assure that any Personnel who have access to confidential or proprietary information of Seller or its Subsidiaries have a contractual or legal obligation of confidentiality to

Seller or its Subsidiaries with respect to such information, and have an obligation to transfer rights for no additional consideration in inventions, and authored works, whether or not patented, patentable, copyrighted or otherwise protectable under the law, made during the course of their employment using resources of Seller and its Subsidiaries.

     Section 4.17 Sufficiency of Purchased Assets. Seller and its Subsidiaries have good and marketable and marketable title to, or a valid leasehold interest in, the Assets. Upon the consummation of the transactions contemplated hereby, Buyer will acquire good and marketable title to, or a valid leasehold interest in, all the Purchased Assets, free and clear of any Encumbrances, other than Permitted Encumbrances. The Purchased Assets include in all material respects all assets used or held for use in the conduct of the Business as presently conducted.

     Section 4.18 Employee Benefit Plans and Other Agreements.

     (a) Disclosure; Delivery of Copies of Relevant Documents and Other Information. Section 4.18 of the Disclosure Schedule contains a complete list of each Employee Plan which covers one or more present, former or retired employees, directors or consultants of Seller or any of its Subsidiaries or any ERISA Affiliate of Seller or any of its Subsidiaries. True and complete copies (including any amendments thereto) of all of the following documents have been made available to Buyer: (i) Employee Plan documents, trust instruments, insurance contracts, written interpretations and written descriptions forming a part of any Employee Plan; (ii) the most recent determination or opinion letter issued by the IRS with respect to each Pension Plan; (iii) for the three (3) most recent plan years, Annual Reports on Form 5500 Series required to be filed with any Governmental Authority for each Employee Plan; (iv) all summary plan descriptions for each Employee Plan required to prepare and distribute summary plan descriptions, including any summaries of any material modifications to any Employee Plan; (v) all summaries, if any, furnished to employees, officers and directors of the Seller and its Subsidiaries of all other plans, incentive compensation or fringe benefits for which a summary plan description is not required, including any summaries of any material modifications to any Employee Plan; (vi) notifications to employees of their rights under Section 4980B of the Code; (vii) copies of all documents and correspondence relating to any Employee Plan received from or provided to the IRS or the Department of Labor; (viii) copies of any investment management agreements or record keeping agreements relating to any Employee Plan; and (ix) a description setting forth the amount, if any, of any liability of Seller or any of its Subsidiaries, or any ERISA Affiliate of any Seller as of the Closing Date, for payments to an Employee Plan that are more than thirty (30) days past due.

     (b) Employee Plans. Except as set forth in the Disclosure Schedule:

          (i) Pension Plans.

               (A) None of the Seller or any of its Subsidiaries, or any ERISA Affiliate of any Seller now, or at any time, has (1) sponsored, administered, maintained, contributed to, or was obligated to contribute to a defined benefit plan as defined in Section 3(35) of ERISA or a multiple employer plan as defined in Section 210 of ERISA or (2) has incurred or reasonably expects to incur any liability with respect to any transaction described in Section 4069 of ERISA.

               (B) Each Pension Plan which covers employees, former or retired employees of Seller or any of its Subsidiaries or any ERISA Affiliate and any of its Subsidiaries, has been determined by the IRS to be qualified and tax-exempt under the provisions of Code Sections 401(a) (or 403(a), as appropriate) and 501(a) and has been so qualified during the period from its adoption to date.

               (C) Each Pension Plan, related trust agreement, annuity contract or other funding instrument which covers employees, former or retired employees of Seller and any of its Subsidiaries or any ERISA Affiliate of Seller and any of its Subsidiaries is in compliance with, and has been maintained in compliance with, its terms and, both as to form and in operation, with the requirements prescribed by any Laws which are applicable to such plans, including without limitation ERISA and the Code, except where the failure to so administer any Pension Plan has been corrected in accordance with the IRS's Employee Plan Compliance Resolution System and will not result in the disqualification of any such Employee Plan. None of Seller or any of its Subsidiaries, or any ERISA Affiliate of Seller or any of its Subsidiaries knows of any fact or set of circumstances that have adversely affected, or could reasonably adversely affect, the qualification of any Pension Plan prior to the Closing Date.

          (ii) Multiemployer Plans. None of Seller, any of its Subsidiaries, or any ERISA Affiliate of Seller or any of its Subsidiaries, sponsors, administers, maintains, contributes to or is, or was obligated to maintain or contribute to, or has withdrawn from, a Multiemployer Plan.

          (iii) Welfare Plans.

               (A) Each Welfare Plan is in compliance with, and has been maintained in compliance with, its terms and, both as to form and operation, with the requirements prescribed by any and all Laws which are applicable to such Welfare Plan, including without limitation ERISA and the Code. None of Seller or any of its Subsidiaries, or any ERISA Affiliate of Seller or any of its Subsidiaries knows of any fact or set of circumstances that have adversely affected, or could reasonably adversely affect, the qualification of any Welfare Plan prior to the Closing Date.

               (B) Except as disclosed on the Disclosure Schedule, none of Seller, any of its Subsidiaries, any ERISA Affiliate of Seller or any of its Subsidiaries, or any Welfare Plan has any present or future obligation to make any payment to, or with respect to any present, former or retired employee of Seller, any of its Subsidiaries, or any ERISA Affiliate of Seller or any of its Subsidiaries, pursuant to, any retiree medical benefit plan, or other retiree Welfare Plan, and no condition exists which would prevent Seller from amending or terminating any such employee plan or Welfare Plan.

               (C) Each Welfare Plan which is a "group health plan," as defined in Section 607(1) of ERISA, has been operated in compliance with provisions of Part 6 of Title I, Subtitle B of ERISA and Section 4980B of the Code at all times.

          (iv) Benefit Arrangements. Each Benefit Arrangement has been maintained in compliance with, and is in compliance with, its terms and, both as to form and operation, with the requirements prescribed by any and all Laws which are applicable to such Benefit Arrangement, including without limitation, the Code.

          (v) Deductibility of Payments. There is no contract, agreement, plan or arrangement covering any present, former or retired employee, director or consultant of Seller or any of its Subsidiaries that, individually or collectively, provides for the payment by Seller or any of its Subsidiaries of any amount (i) that is not deductible under Section 162(a)(1) or 404 of the Code or (ii) that is an "excess parachute payment" pursuant to Section 280G of the Code.

          (vi) Fiduciary Duties and Prohibited Transactions. None of Seller, any of its Subsidiaries, any ERISA Affiliate of Seller or any of its Subsidiaries, or any plan fiduciary of any Welfare Plan or Pension Plan, has engaged in any transaction in violation of Sections 404 or 406 of ERISA or is liable for any "prohibited transaction," as defined in Section 4975(c)(1) of the Code, for which no exemption exists under Section 408 of ERISA or Section 4975(c)(2) or (d) of the Code, or has otherwise violated the provisions of Part 4 of Title I, Subtitle B of ERISA. None of Seller, any of its Subsidiaries, or any ERISA Affiliate of Seller or any of its Subsidiaries, has knowingly participated in a violation of Part 4 of Title I, Subtitle B of ERISA by any plan fiduciary of any Welfare Plan or Pension Plan. The Secretary of Labor has not assessed any civil penalty under
     Section 502(1) of ERISA that remains unpaid.

          (vii) Litigation. There is no action, order, writ, injunction, judgment or decree outstanding or claim, suit, litigation, proceeding, arbitral action, governmental audit or investigation relating to or seeking benefits under any Employee Plan that is pending, threatened or anticipated against Seller, any of its Subsidiaries, any ERISA Affiliate of Seller or any of its Subsidiaries, or any Employee Plan. No Employee Plan is, or within the last three (3) years has been, the subject of examination or Audit by a Governmental Authority or a participant in a government sponsored amnesty, voluntary compliance or similar program.

          (viii) No Amendments. None of Seller, any of its Subsidiaries, or any ERISA Affiliate of Seller or any of its Subsidiaries has any announced plan or legally binding commitment to create any additional Employee Plans which are intended to cover one or more present, former or retired employees, directors or consultants of Seller, any of its Subsidiaries or any ERISA Affiliate of Seller or any of its Subsidiaries or to amend or modify any existing Employee Plan. Seller, one of its Subsidiaries, or an ERISA Affiliate of Seller or one of its Subsidiaries may terminate, suspend, or amend each Employee Plan at any time, (except to the extent otherwise restricted by ERISA or the Code), without the consent of the participants or employees covered by the Employee Plan.

          (ix) No Other Material Liability. No event has occurred in connection with which Seller, any of its Subsidiaries, any ERISA Affiliate of Seller or any of its Subsidiaries, or any Employee Plan, directly or indirectly, could be subject to any material liability (A) under any Law relating to any Employee Plan or (B) pursuant to any obligation of a Seller to indemnify any Person against liability incurred under any such Law as it relates to the Employee Plans.

          (x) Unpaid Contributions. Each of Seller or any of its Subsidiaries, or an ERISA Affiliate of Seller or any of its Subsidiaries, has made all required contributions under each Employee Plan, for all periods and proper accruals have been made and are reflected on the appropriate balance sheets, books and records. None of Seller, its Subsidiaries, or any ERISA Affiliate of Seller or any of its Subsidiaries has any liability for unpaid contributions under Section 515 of ERISA with respect to any Multiemployer Plan.

          (xi) Insurance Contracts. None of Seller, its Subsidiaries or any Employee Plan (other than a Multiemployer Plan) holds as an asset of any Employee Plan any interest in any annuity contract, guaranteed investment contract or any other investment or insurance contract issued by an insurance carrier that is the subject of bankruptcy, conservatorship or rehabilitation proceedings.

          (xii) No Acceleration or Creation of Rights. Neither the execution and delivery of this Agreement by Sellers and its Subsidiaries nor the consummation of the transactions contemplated hereby will result in the acceleration or creation of any rights of any person to benefits under any Employee Plan (including, without limitation, the acceleration of the vesting or exercisability of any stock options, the acceleration of the vesting of any restricted stock, the acceleration of the accrual or vesting of any benefits under any Pension Plan or the acceleration or creation of any rights under any severance, parachute or change in control agreement).

     Section 4.19 Labor Matters.

     (a) Section 4.19 of the Disclosure Schedule sets forth a true and correct list of (i) with respect to each employee of Seller as of the date hereof, (A) his or her name, job title, date of hire and annualized compensation (including, without limitation, base salary, bonus, and/or commission potential), and (B) whether such employee is on any leave or layoff status, (ii) all collective bargaining agreements to which Seller or any of its Subsidiaries is a party,
(iii) all employment Contracts to which Seller or any of its Subsidiaries is a party with respect to any employee or former employee and which may not be terminated at will, (iv) all severance Contracts to which Seller or any of its Subsidiaries is a party, and (v) each individual who, as of the date hereof, is retained by Seller or any of its Subsidiaries and classified as a consultant or independent contractor, the compensation for each such individual and any Contracts with any such individual to which Seller or any of its Subsidiaries is a party.

     (b) The employment of all persons presently employed, and the engagement of any consultants presently retained, by Seller and its Subsidiaries is terminable at will.

     (c) Neither Seller nor any of its Subsidiaries have entered into any severance or similar arrangement in respect of any present employee of Seller or any of its Subsidiaries that will result in any obligation (absolute or contingent) of Buyer, Seller or any of Seller's Subsidiaries to make any payment to any present employee of Seller or any of its Subsidiaries following termination of employment or upon a change of control of a Seller or any of its Subsidiaries, and neither Seller nor any of its Subsidiaries have a severance pay plan, practice or policy.

     (d) Neither Seller nor any of its Subsidiaries have engaged in any unfair labor practice and there are no complaints against Seller or any of its Subsidiaries pending or, to the Knowledge of Seller, threatened before the National Labor Relations Board or any similar state, local or foreign labor agency by or on behalf of any employee of Seller or any of its Subsidiaries. Except as disclosed in Section 4.19 of the Disclosure Schedule, there are no representation questions, arbitration proceedings, labor strikes, slow downs or stoppages, grievances or other labor disputes pending or, to the Knowledge of Seller, threatened with respect to the employees of Seller or any of its Subsidiaries, and neither Seller nor any of its Subsidiaries have experienced any attempt by organized labor to cause Seller or any of its Subsidiaries to comply with or conform to demands of organized labor relating to its employees.

     (e) Seller and its Subsidiaries have complied in all material respects with all applicable foreign, federal, state and local laws, rules and regulations relating to employment, equal employment opportunity, affirmative action, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment and withholding of social security and other taxes, occupational safety and health and plant closings (hereinafter collectively referred to as the "Employment Laws"). Neither Seller nor any of its Subsidiaries are liable for the payment of material taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing Employment Laws.

     (f) All persons presently employed by Seller or any of its Subsidiaries have been, and currently are, properly classified under the Fair Labor Standards Act of 1938 and its regulations, both as amended, and under any applicable state law. Neither Seller nor any of its Subsidiaries have failed to pay any of its current or former employees for any wages (including overtime), salaries, commissions, bonuses, benefits or other direct compensation for any services performed by them to the date hereof or amounts required to be reimbursed to such individuals.

     (g) There are no claims pending, or, to the Knowledge of the Seller, threatened to be brought, against Seller or any of its Subsidiaries in any court, administrative agency, arbitral forum or other forum, by or on behalf of any former or current employees of Seller or any of its Subsidiaries for compensation, severance benefits, vacation time, vacation pay, benefits, employment discrimination, harassment, wrongful discharge, breach of contract, tort, unfair competition or any other claim.

     (h) Each of Seller, its Subsidiaries and the employees of such entities is in compliance with all applicable visa and work permit requirements, and no visa or work permit held by any such employee will expire during the six (6) month period beginning on the date of this Agreement.

     (i) Seller and its Subsidiaries have provided to Buyer accurate and complete copies of any and all affirmative action plans or programs, and any supporting data related thereto, for the current and preceding plan years.

     Section 4.20 Product Liability, Warranty and Product Recalls. Neither Seller nor any of its Subsidiaries have committed any act or omission which would result in, or has any knowledge of any facts or circumstances which would give rise to, (a) any material product liability not covered by insurance (other than deductibles or self-retention amounts under such insurance policies), (b) any obligation to recall any products produced by Seller or any of its Subsidiaries or (c) any material liability for breach of warranty in excess of the reserve established therefor on the December 31 Balance Sheet. Except as set forth on Section 4.20 of the Disclosure Schedule, neither Seller nor any of its Subsidiaries have, during the past five (5) years, (x) recalled any products produced by Seller or any of its Subsidiaries, or (y) received any warranty claims that individually or in the aggregate exceed $100,000 in any calendar year.

     Section 4.21 Environmental  Matters.  Except as disclosed in the Disclosure
Schedule:

     (a) Seller and each of its Subsidiaries is and at all times has been in material compliance with all Environmental Laws, and Seller and each of its Subsidiaries has obtained or caused to be obtained all Licenses under Environmental Laws necessary for operation of the Business to comply, in all material respects, with all applicable Environmental Laws.

     (b) Neither Seller nor any of its Subsidiaries have received any notice, report, or other communication regarding any violation, alleged violation, or potential liability under any Environmental Law, and there are no facts or circumstances that, to the Knowledge of Seller or its Subsidiaries, would reasonably be expected to give rise to any such violation of, or liability under, any Environmental Law.

     (c)  There  are  no  writs,  injunctions,   decrees,  orders  or  judgments
outstanding, or any actions, suits, claims, proceedings or investigations pending, or to the Knowledge of Seller and its Subsidiaries, threatened, relating to compliance with or liability under any Environmental Law affecting any of Sellers or any of its Subsidiaries.

     (d) Neither Seller nor any of its Subsidiaries have received any request for information, or been notified that it is a potentially responsible party, under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any similar Law. None of the Real Property or any real property previously owned, leased or operated by Seller or any of its Subsidiaries, is listed or, to the Knowledge of Sellers and its Subsidiaries, proposed for listing on the "National Priorities List" under CERCLA, or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the United States Environmental Protection Agency, as updated through the Closing Date, or any similar state or foreign list of sites requiring investigation or cleanup.

     (e) There is no Hazardous Material that may pose any material risk to safety, health or the environment on or under any real property owned, leased or operated by Seller or any of its Subsidiaries, currently or in the past, and there has heretofore been no spillage, discharge, release, disposal or handling of any such Hazardous Material on, at or under such property in any amount and of a nature which could result in material liability.

     Section 4.22 Tax Matters. Except as set forth in Section 4.22 of the Disclosure Schedule:

     (a) Seller and its Subsidiaries (Seller and its Subsidiaries are hereinafter sometimes referred to collectively as the "Taxpayers" or individually as a "Taxpayer") has filed, or been included in, all Tax Returns required to be filed through the date hereof and will timely file any such Tax Returns required to be filed on or prior to the Closing Date, in each case, subject to any applicable extensions. All such Tax Returns are correct, complete and accurate in all material respects.

     (b) All Taxes that accrue or are payable by a Taxpayer in respect of Pre-Closing Tax Periods have been or will be timely paid in full on or before the Closing Date, except to the extent a reserve for the amount of such unpaid Taxes is set forth on the Closing Balance Sheet (other than any reserve for deferred Taxes established to reflect timing differences between book and Tax income).

     (c) There are no liens for Taxes on the Purchased Assets, (and with respect to the Transferred Subsidiaries, the assets of the Transferred Subsidiaries) other than liens for current Taxes not yet due and payable. There is no audit or other matter in controversy with respect to any Taxpayer and there is no Tax deficiency or claim assessed that relates to any Taxpayer. No written claim has ever been made by an authority in a jurisdiction where a Taxpayer does not file Tax Returns that such Taxpayer is or may be subject to taxation by that jurisdiction.

     (d) None of the Purchased Assets (and with respect to the Transferred Subsidiaries, the assets of the Transferred Subsidiaries) (i) is required to be treated as being owned by any other person pursuant to the so-called safe harbor lease provisions of former Section 168(f)(8) of the Code, (ii) secures any debt the interest of which is tax-exempt under Code Section 103(a), (iii) is tax-exempt use property within the meaning of Code Section 168(h) or (iv) is subject to a 467 rental agreement as defined in Section 467 of the Code.

     (e) Each Taxpayer has withheld from its employees, customers and any other applicable payees (and timely paid to the appropriate person) proper and accurate amounts for all periods through the date hereof in compliance with all Tax withholding provisions of applicable federal, state, local and foreign laws (including, without limitation, income, social security and employment tax withholding for all types of compensation).

     (f) For U.S. federal tax purposes, Seller is an "S Corporation" as defined in section 1361(a) of the Code.

     (g) Each Taxpayer is not a party to or subject to or bound by any contract or agreement with any other Person relating to Taxes. Each Taxpayer does not have any liability for the Taxes of any Person (other than Seller) under Treasury Regulation Section 1.1502-6 (or any corresponding provision of state, local or foreign Tax law), or as a transferee or successor, or by contract, or otherwise.

     (h) No portion of the Purchase Price is subject to any Tax withholding provision of federal, state, local or foreign law.

     (i) Each Taxpayer is not currently the beneficiary of any extension of time within which to file any Tax Return, and each Taxpayer has not waived any statute of limitation with respect to any Tax or agreed to any extension of time with respect to a Tax assessment or deficiency.

     (j) No state of facts exists or has existed that would constitute grounds for the assessment against Buyer or its Affiliates, whether by reason of transferee liability or otherwise, of any liability for any Tax of any Taxpayer as a result of the transactions contemplated by this Agreement.

     (k) Section 4.22(l) of the Disclosure Schedule contains a list of all jurisdictions (whether foreign or domestic) to which any Tax is properly payable by each Taxpayer.

     (l) None of the Purchased Assets are "United States real property interests" within the meaning of Section 897(c) of the Code.

     Section 4.23 Insurance.

     (a) Section 4.23 of the Disclosure Schedule contains an accurate and complete description of all policies of property, fire and casualty, product liability, general liability, workers' compensation, and other forms of insurance held by Seller or any of its Subsidiaries. True, correct and complete copies of such insurance policies have been made available to Buyer.

     (b) All policies listed on Section 4.23 of the Disclosure Schedule (i) are valid, outstanding, and enforceable policies and (ii) provide adequate insurance coverage for the Assets and the operations of Seller and its Subsidiaries for all material risks normally insured against by a Person or Entity carrying on the same businesses as Seller and its Subsidiaries.

     (c) Neither Seller nor any of its Subsidiaries have received (i) any notice of cancellation of any policy listed on Section 4.23 of the Disclosure Schedule or refusal of coverage thereunder, (ii) any notice that any issuer of such policy has filed for protection under applicable bankruptcy laws or is otherwise in the process of liquidating or has been liquidated, or (iii) any other notice that such policies are no longer in full force or effect or that the issuer of any such policy is no longer willing or able to perform its obligations thereunder.

     Section 4.24 Customers and Suppliers. Section 4.24 of the Disclosure Schedule sets forth a complete and accurate list of the names of Seller's and its Subsidiaries' (i) ten (10) largest customers and/or programs for the three
(3) most recent fiscal years based on sales, showing the approximate aggregate total sales in dollars by Seller and its Subsidiaries to each such customer during each such fiscal year; and (ii) five (5) largest suppliers for the three
(3) most recent fiscal years based on purchases, showing the approximate aggregate total purchases in dollars by Seller and its Subsidiaries from each such supplier during each such fiscal year. As of the date hereof, neither Seller nor any of its Subsidiaries have received any written communication since March 1, 2004 from any customer or supplier named on Section 4.24 of the Disclosure Schedule of any intention or threat to terminate or materially reduce purchases from or supplies to Seller or any of its Subsidiaries or to fail to renew any Contract with Seller or any of its Subsidiaries or, to the Knowledge of Seller, that any such action is being considered, by any such customer or supplier.

     Section 4.25 Affiliate Transactions. No officer, manager, director, member, stockholder or Affiliate of Seller or any of its Subsidiaries or any individual related by blood, marriage or adoption to any such Person or in which any such Person owns a greater than 10% beneficial interest, is, or during the last three-year period has been, a party to any agreement, contract, commitment or transaction with Seller or any of its Subsidiaries or has a material interest in any material property used by Seller or any of its Subsidiaries (any such agreement, contract, commitment, transaction or interest, a "Related Party Transaction").

     Section 4.26 Accounts Receivable. The amount of accounts receivable, unbilled invoices, and other debts due or recorded in the records and books of account of Seller and its Subsidiaries as being due to Seller and its Subsidiaries as of the Closing Date will be, subject to the reserves reflected on the Closing Balance Sheet, to Seller's knowledge good and collectible in full in the ordinary course of business and none of such accounts receivable or other debts is subject to any counterclaim or set-off except to the extent of any such reserve. Since January 1, 2004, Seller has not made any change in its credit policies, nor has it materially deviated therefrom.

     Section 4.27 Inventory. As of the Closing Date, except for any reserve for obsolete or unsaleable Inventory on the Audited Financial Statements and the Interim Financial Statements, each item of Inventory reflected thereon (a) was owned by Seller free and clear of all Encumbrances, except for Permitted Encumbrances and purchase money liens arising from accounts payable reflected on such financial statements, (b) existed as of the date of such financial statements in salable condition, and (c) had a book value as reflected on such financial statements equal to the lesser of Seller's actual cost for such item of Inventory and the fair market value for such item of Inventory as of the date of such financial statements.

     Section 4.28 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller or any of its Subsidiaries.

     Section 4.29 The Principal.

     (a) The Principal is the lawful owner of all of the issued and outstanding Equity Securities of Seller and has, and on the Closing Date will have, good and clear title to such Equity Securities free and clear of all Encumbrances.

     (b) The Principal has, and on the Closing Date will have, full legal right, power and authority to enter into this Agreement and any Ancillary Agreements to be entered into by him. The Principal has duly and validly executed this Agreement and has, or prior to the Closing will have, duly and validly executed and delivered all other agreements contemplated hereby, and each of this Agreement and such other agreements constitutes a valid, binding and enforceable obligation of the Principal in accordance with its terms.

     (c) The execution, delivery and performance of this Agreement and the other agreements contemplated hereby by the Principal, and the consummation of the transactions contemplated hereby or thereby, will not require, on the part of the Principal, any consent, approval, authorization or other order of, or any filing with, any Governmental Authority, or under any contract, agreement or commitment to which the Principal is a party or by which the Principal or property of the Principal is bound, and will not constitute a violation on the part of the Principal of any law, administrative regulation or ruling or court decree, or any contract, agreement or commitment, applicable to the Principal or property of the Principal.

     Section 4.30 Full Disclosure. Seller and the Principal have made available to Buyer all information requested by Buyer in connection with its decision to consummate the transactions contemplated hereby. No representation or warranty made by Seller or the Principal in this Agreement, nor any document, exhibit, statement, certificate or schedule attached to this Agreement or delivered by Seller or the Principal at the Closing to Buyer nor any other document delivered by Seller or the Principal to Buyer or its attorneys or agents in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state any material fact necessary in order to make the statement contained herein, in light of the circumstances under which they were made, not misleading.

                                    ARTICLE 5
                 REPRESENTATIONS AND WARRANTIES OF PTC AND BUYER

     Each of PTC and Buyer, jointly and severally, represents and warrants to Seller as of the date hereof and as of the Closing Date as follows:

     Section 5.1 Incorporation and Authority of PTC and Buyer. Each of PTC and Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. Buyer has all necessary corporate power to enter into each Ancillary Agreement, to carry out its obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery by each of PTC and Buyer of this Agreement and each Ancillary Agreement, the performance by each of PTC and Buyer of its obligations hereunder and thereunder and the consummation by each of PTC and Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of each of PTC and Buyer. This Agreement has been, and each Ancillary Agreement will be, duly executed and delivered by each of PTC and Buyer and constitutes, or will constitute, a legal, valid and binding obligation of each of PTC and Buyer, enforceable against PTC and Buyer in accordance with its terms, except to the extent such enforceability (a) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally, or (b) is subject to general principles of equity.

     Section 5.2 No Conflict. The execution and delivery by each of PTC and Buyer of this Agreement and each Ancillary Agreement does not and the consummation of the transactions contemplated hereby and, with respect to Buyer, thereby will not:

     (a) conflict with or violate any of the terms, conditions or provisions of the certificate of incorporation or bylaws of PTC or Buyer;

     (b) subject to obtaining the consents, approvals and actions, making the filings and giving the notices disclosed in Section 5.2 of the Disclosure Schedule, conflict with or result in a material violation or breach of any term or provision of any Law or Governmental Order applicable to PTC or Buyer, or any of their assets or properties; or

     (c) except as could not, individually or in the aggregate, reasonably be expected to materially and adversely affect the ability of PTC or Buyer to consummate the transactions contemplated hereby or, with respect to Buyer, by the Ancillary Agreements or to perform its obligations hereunder or, with respect to Buyer, thereunder, (i) conflict with or result in a material violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, or (iii) require PTC or Buyer to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, any material Contract to which PTC or Buyer is a party or by which any of its assets and properties is bound.

     Section 5.3 Consents and Approvals. Except as disclosed in Section 5.3 of the Disclosure Schedule, no consent, approval or action of, filing with or notice to any Governmental Authority on the part of PTC or Buyer is required in connection with the execution, delivery and performance of this Agreement or, with respect to Buyer, any Ancillary Agreement or the consummation of the transactions contemplated hereby or, with respect to Buyer, thereby, except where the failure to obtain any such consent, approval or action, to make any such filing or to give any such notice could not reasonably be expected to adversely affect the assets, liabilities, business or condition of PTC or Buyer or any of their assets in any material respect or the ability of PTC or Buyer to consummate the transactions contemplated by this Agreement or by the Ancillary Agreements or to perform its obligations hereunder or thereunder.

     Section 5.4 Legal Proceedings. There are no Governmental Orders outstanding and no Actions pending or, to the knowledge of Buyer, threatened against, relating to or affecting PTC or Buyer or any of their assets or properties which could reasonably be expected to result in the issuance of a Governmental Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or by any of the Ancillary Agreements or which could reasonably be expected to have a material adverse effect on the validity or enforceability of this Agreement or any of the Ancillary Agreements or the ability of PTC or Buyer to perform its obligations hereunder or, with respect to Buyer, thereunder.

     Section 5.5 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission for which Seller or the Principal shall have any obligations in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of PTC or Buyer.

     Section 5.6 Reports and Financial Statements. PTC has previously furnished to Seller and the Principal true and correct copies of its (i) Form 10-K for the period ended December 31, 2003, (ii) all other reports filed by it with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") since January 1, 2004 and
(iii) PTC hereby agrees to furnish to Seller and the Principal true and correct copies of all reports filed by it with the Commission after the date hereof prior to the Closing all in the form (including exhibits) so filed
(collectively, the "Reports"). As of their respective dates, the Reports complied or will comply in all material respects with the then applicable published rules and regulations of the Commission with respect thereto at the date of their issuance and did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the audited consolidated financial statements and unaudited interim financial statements included in the Reports has been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly presents the financial position of the entity or entities to which it relates as at its date or the results of operations, shareholders' equity or cash flows of such entity or entities (subject, in the case of unaudited statements, to the absence of footnote disclosure and in the case of unaudited interim statements to year-end adjustments).

     5.7 Validity of PTC Common Stock. The PTC Common Stock to be issued as part of the Purchase Price have been duly authorized by all necessary corporate action on the part of PTC and will, when issued, be validly issued, fully paid and nonassessable.

     5.8 Absence of Certain Changes or Events. Since June 30, 2004, there has not been any Material Adverse Change in PTC or the Buyer.

     5.9 Disclosure. No representation or warranty made by PTC or Buyer in this Agreement, nor any document, exhibit, statement, certificate or schedule attached to this Agreement or delivered by PTC or Buyer to Seller or the Principal nor any other document delivered to PTC or Buyer in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statement contained herein, in light of the circumstances under which they were made, not misleading.

                                    ARTICLE 6
                              ADDITIONAL AGREEMENTS

     Section 6.1 Conduct of Business Prior to the Closing.

     (a) Between the date of this Agreement and the Closing Date, Seller shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course and consistent with past practice. Without limiting the foregoing, except (i) for such actions as are expressly contemplated by this Agreement and (ii) as described in Section 6.1 of the Disclosure Schedule, without the prior written consent of Buyer, Seller shall not, and shall cause each of its Subsidiaries not to:

          (i) change any of Seller's or any of Seller's Subsidiaries' accounting methods, principles or practices, make any material Tax election, amend any Tax return, settle or compromise any Tax audit or take any action not in accordance with past practices that would have the effect of deferring any Tax liability for a taxpayer from any taxable period ending on or before the Closing Date to any subsequent taxable period;

          (ii) revalue any of the Assets, including, without limitation, writing off receivables or reserves, other than in the ordinary course of business;

          (iii) establish or increase the benefits payable under any Employee Plan or establish any new bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing or other employee benefit plan for Personnel of Seller or any of its Subsidiaries, or otherwise increase the compensation payable or to become payable to any Personnel of Seller or any of its Subsidiaries, or include any additional Person in any deferred compensation plan, except as may be required by Law or applicable collective bargaining agreements;

          (iv) enter into or amend any employment or severance agreement with any Personnel of Seller or any of its Subsidiaries;

          (v) declare, pay or make any dividend or distribution with respect to any Equity Securities of Seller (other than dividends payable solely in cash);

          (vi) change or amend the certificate of incorporation, bylaws, limited liability company operating agreement or other charter document of Seller or any of its Subsidiaries;

          (vii) enter into, extend, materially modify, terminate or renew any Material Contract other than in the ordinary course of business;

          (viii) sell, assign, transfer, convey, lease, mortgage, pledge or otherwise dispose of or encumber any material Assets or any interests therein, except forthe sale of Inventory in the ordinary course of business consistent with past practices or the disposition of obsolete or worn out Assets;

          (ix) acquire by merger or consolidation with, or merge or consolidate with, or purchase substantially all of the assets of, or otherwise acquire any material assets or business of, any Person or any other business organization or division thereof;

          (x) fail to expend funds for capital expenditures or commitments in accordance with customary practices;

          (xi) fail to maintain the Assets in substantially their current state of repair, excepting normal wear and tear, or fail to replace, consistent with past practice, inoperable, worn-out or obsolete or destroyed Assets;

          (xii) make any material loans or advances to any Person, or, except for expenses incurred in the ordinary course of business, to any employee of Seller or any of its Subsidiaries;

          (xiii) collect accounts receivable and pay accounts payable other than in the ordinary course of business;

          (xiv) cancel any Indebtedness owed to Seller or its Subsidiaries;

          (xv) incur, create, assume or guarantee any Indebtedness;

          (xvi)   intentionally   do  any  other  act  which   would  cause  any
     representation or warranty of the Principal, Seller or any of Seller's Subsidiaries in this Agreement to become untrue in any material respect; or

          (xvii) enter into any agreement, or otherwise become obligated, to do any action prohibited hereunder.

     (b) Seller agrees that, prior to the Closing, it shall, and it shall cause each of its Subsidiaries to, use their reasonable best efforts to preserve substantially intact the business organization of Seller and its Subsidiaries, keep available to Buyer the services of the key Personnel of Seller and its Subsidiaries and preserve the current relationships of Seller and its Subsidiaries with the material customers and suppliers and with any other Persons with whom Seller and its Subsidiaries have a significant business relationship.

     Section 6.2 Access to Information. From the date of this Agreement until the Closing, upon reasonable notice, Seller shall, and shall cause each of its Subsidiaries and the officers, employees, auditors and agents of Seller and its Subsidiaries to, (i) afford the officers, employees and authorized agents and representatives of Buyer reasonable access, during normal business hours, to the offices, properties, books and records of Seller and its Subsidiaries, (ii) furnish to the officers, employees and authorized agents and representatives of Buyer such additional financial and operating data and other information regarding the assets, properties, goodwill and business of Seller and its

Subsidiaries (including the work papers prepared by Seller and its independent auditor in connection with such auditor's audit of the Audited Financial Statements) and (iii) make available to Buyer the management employees, officers and directors of Seller and its Subsidiaries, as Buyer may from time-to-time reasonably request in order to assist Buyer in fulfilling its obligations under this Agreement and to facilitate the consummation of the transactions contemplated hereby; provided, however, that Buyer shall not unreasonably interfere with any of the businesses or operations of Seller or its Subsidiaries. No investigation by Buyer pursuant to this Section 6.2 shall affect any representation or warranty given by Principal or any Seller or any of Seller's Subsidiaries hereunder, or any of Buyer's rights under this Agreement, including, without limitation, Articles 7 and 8.

     Section 6.3 Confidentiality.

     (a) The terms of the Confidentiality Agreement are hereby incorporated herein by reference and shall continue in full force and effect until the Closing, at which time such Confidentiality Agreement and the obligations of Buyer thereunder shall terminate. If this Agreement is, for any reason, terminated prior to the Closing, the Confidentiality Agreement shall continue in full force and effect.

     (b) Seller and its Affiliates have obtained confidential information relating to the business, operations and assets of Seller and its Subsidiaries. Following the Closing, for a period of three (3) years, Seller and its
Affiliates shall treat such information as confidential, preserve the confidentiality thereof, not duplicate or use such information and instruct its employees and Affiliates who have had access to such information to keep confidential and not to use any such information unless such information (i) is now or is hereafter disclosed, through no act or omission of Seller or its Affiliates, in a manner making it available to the general public; (ii) is required by law to be disclosed; or (iii) was available from a third-party source on a non-confidential basis.

     (c) PTC and Buyer have obtained confidential information relating to the Excluded Assets and the Principal. Following the Closing, for a period of three
(3) years, PTC, Buyer and their Affiliates shall treat such information as confidential, preserve the confidentiality thereof, not duplicate or use such information and instruct its employees and Affiliates who have had access to such information to keep confidential and not to use any such information unless such information (i) is now or is hereafter disclosed, through no act or omission of PTC, Buyer and their Affiliates, in a manner making it available to the general public; (ii) is required by law to be disclosed; or (iii) was available from a third-party source on a non-confidential basis.

     Section 6.4 Regulatory and Other Authorizations, Consents. Each party hereto shall use its commercially reasonable efforts to obtain all authorizations, consents (including any consents required under the terms of any Material Contract or material License), orders and approvals of, and to give all notices to and make all filings with, all Governmental Authorities and other third parties that may be or become necessary for its execution and delivery of, and the performance of its obligations pursuant to, this Agreement, and each party will cooperate fully with the other parties in promptly seeking to obtain all such authorizations, consents, orders and approvals, giving such notices, and making such filings.

     Section 6.5 Further Action. Subject to the terms and conditions herein provided, each of the parties hereto covenants and agrees to deliver or cause to be delivered such documents and other papers, including the Ancillary Agreements, and to use commercially reasonable efforts to take or cause to be taken such further actions as, in each case, may be necessary, proper or advisable under applicable Laws or otherwise to consummate and make effective the actions contemplated hereby.

     Section 6.6 Notification of Certain Matters. From the date hereof through the Closing, Sellers shall give prompt notice to Buyer and Buyer shall give prompt notice to Sellers of (a) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any of Seller's, Seller's Subsidiaries', the Principal's, PTC's or Buyer's respective representations or warranties contained in this Agreement to be untrue or inaccurate in any material respect and (b) any material failure of Seller or Buyer to comply with or satisfy any of its respective covenants, conditions or agreements to be complied with or satisfied by it under this Agreement; provided, however, that such disclosure shall not be deemed to cure any breach of a representation, warranty, covenant or agreement, or to satisfy any condition. Seller shall provide Buyer with an unaudited consolidated balance sheet and the related statements of income and cash flow for each month from the date hereof through the Closing Date within 15 calendar days after the end of each such month.

     Section 6.7 Exclusivity. From the date hereof through the Closing Date or earlier termination of this Agreement pursuant to Article 11, neither Seller nor its Subsidiaries shall nor shall any of them knowingly permit their respective Affiliates, stockholders, officers, directors, employees, representatives and agents to, directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any Person or group of Persons (other than Buyer or any of its Affiliates) in furtherance of any merger, sale of assets, sale of shares of capital stock or similar transactions involving Seller or any of its Subsidiaries. Seller shall
(a) immediately notify Buyer (orally and in writing) if any discussions or negotiations are sought to be initiated, any inquiry or proposal is made, any information is requested with respect to the transactions contemplated hereby or any offer is made with respect to Seller, any of its Subsidiaries, the Seller Common Stock, any Equity Securities of any of Seller's Subsidiaries, or any of the material Assets of Seller or any of its Subsidiaries, (b) include in such notification the terms of any such proposal or offer that it may receive with respect thereto (and provide Buyer with a copy thereof in writing), including the identity of the soliciting party and (c) keep Buyer informed with respect to the status of the foregoing.

     Section 6.8 Pre-Closing Taxes. Seller shall promptly pay after the Closing any unpaid Taxes (other than Assumed Sales Tax Liabilities) arising in any Pre-Closing Tax Period that have given rise to, or could give rise to, a lien on the Purchased Assets in the hands of Buyer or a lien on the Assets of the Transferred Subsidiaries or otherwise cause Buyer to be liable therefor. All real property Taxes, personal property Taxes and similar ad valorem obligations levied with respect to the Purchased Assets for a taxable period which includes (but does not end on) the Closing Date shall be apportioned between Seller and Buyer as of the Closing Date based on the number of days of such taxable period included in the Pre-Closing Tax Period and the number of days of such taxable period following the Closing Date. Seller shall be liable for the proportionate amount of such Taxes that is attributable to the Pre-Closing Tax Period, and shall promptly pay such Taxes to the appropriate Governmental Authority or promptly reimburse Buyer for such Taxes (if required to be paid by Buyer); provided, however, that to the extent liabilities for Taxes are reflected in the Closing Balance Sheet, such Taxes shall be Assumed Liabilities of Buyer hereunder. In addition, Seller shall, in a timely manner, provide Buyer with (i) certificates of Tax good standing issued with respect to each Taxpayer from all jurisdictions in which each Taxpayer is qualified to do business or is otherwise subject to taxation; and (ii) a clearance certificate or similar document(s) which may be required by any Governmental Authority in order to relieve Buyer of
(x) any obligation to withhold any portion of the Purchase Price and (y) any liability for Taxes (determined without regard to the provisions of this Agreement assigning responsibility therefor) for which relief is available by reason of the filing of an appropriate certificate.


     Section 6.9 Employee and Employee Benefit Matters.

     (a) Buyer shall extend offers of employment on an at-will basis effective as of the Closing Date to any Personnel who are employees of Seller as of the close of business on the Closing Date, and all such employees who accept Buyer's offers are "Transferred Employees." However, nothing in this Agreement shall be construed as granting any of the Personnel any rights under this Agreement, including the right to employment by any Person. As part of such offers, Buyer shall offer employment contracts to the Principal and Tina Springer-Miller, respectively; the employment offers made by Buyer to all others will be on such terms and conditions as Buyer shall, in its sole discretion, deem appropriate, provided that such terms and conditions shall be substantially similar to their current employment terms. Transferred Employees other than the Principal and Tina Springer-Miller shall be eligible to receive grants of options to acquire PTC Common Stock in accordance with Buyer's practices and consistent with PTC standard practices under its stock option plans.

     (b) Buyer will provide or cause to be provided employee benefits that are at least substantially equivalent, in the aggregate, to the benefits that were provided to Transferred Employees under the Employee Plans immediately prior to the Closing Date. If requested by Buyer, Seller shall seek to assign to Buyer any administrative agreements or third party contracts, if any, that Seller has executed in connection with the provision of benefits under any Employee Plan.

     (c) As soon as practicable after Buyer's 401(k) Plan is determined to be tax qualified, Seller shall direct the trustees of Seller's 401(k) Plan to transfer to the trustees of Buyer's 401(k) Plan the cash value of the account balances (determined as of the valuation date next following receipt of notice by Seller of the qualification of Buyer's 401(k) Plan) of Seller's 401(k) Plan attributable to the Transferred Employees.

     (d) For purposes of any Welfare Plan in which any Transferred Employee may participate following the Closing Date, Buyer will recognize service credit accrued prior to the Closing Date provided that the crediting of service does not result in the duplication of benefits. Buyer shall waive any pre-existing condition exclusion or restriction, any waiting period limitation or any evidence of insurability requirements for the any Transferred Employees.

     (e) Buyer shall not assume responsibility for any Transferred Employee until such employee commences employment with Buyer, but in no event whatsoever shall Buyer assume any responsibility for any commitment, obligation, duty or liability whatsoever (i) of Seller or any of its Subsidiaries to any Transferred Employee, or (ii) to any Transferred Employee that arose prior to and through the Closing Date, except as expressly set forth herein. Buyer shall not assume responsibility for any employee of Seller or any of its Subsidiaries who is not a Transferred Employee.

     (f) Notwithstanding the other provisions of this Section 6.9, the severance obligations, if any, of Seller to any employees of Seller who reject Buyer's offer of employment shall be shared equally among Buyer and Seller.

     Section 6.10 Books and Records. Each of Buyer and PTC agrees that it will cooperate with and make available to Seller, during normal business hours and upon reasonable notice, all Books and Records, information and employees (without substantial disruption of employment) which are necessary or useful in connection with any Tax inquiry, audit, investigation or dispute, any litigation or investigation or any other matter requiring any such Books and Records, information or employees for any reasonable business purpose; it being understood that all Books and Records shall be maintained by Buyer and PTC for seven (7) years following the Closing. Seller shall bear all of the out-of-pocket costs and expenses (including, without limitation, attorneys' fees, but excluding reimbursement for salaries and employee benefits) reasonably incurred in connection with providing such Books and Records, information or employees. All information received pursuant to this Section 6.10 shall be subject to the confidentiality provisions of Section 6.3.

     Section  6.11  Noncompetition.

     (a) Seller, its Subsidiaries, and the Principal each agree that for a period of three full years from the Closing Date, neither it nor any of its Affiliates shall:

          (i) engage, either directly or indirectly, as a principal or for its own account, solely or jointly with others, or through any form of ownership in another Person, or otherwise, in any business that competes with the Business as it exists on the Closing Date; or

          (ii) employ or solicit, or receive or accept the performance of services for compensation by, any Personnel;

          (iii) advise any customer or supplier of the Business with respect to its business relationship with the Business.

     (b) If any provision contained in this Section shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Section, but this Section shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. It is the intention of the parties that if any of the restrictions or covenants contained herein is held to cover a geographic area or to be for a length of time which is not permitted by applicable law, or in any way construed to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under applicable law, a court of competent jurisdiction shall construe and interpret or reform this Section to provide for a covenant having the maximum enforceable geographic area, time period and other provisions (not greater than those contained herein) as shall be valid and enforceable under such applicable law. Seller, its Subsidiaries, and the Principal acknowledge that Buyer would be irreparably harmed by any breach of this Section and that there would be no adequate remedy at law or in damages to compensate Buyer for any such breach. Seller, its Subsidiaries, and the Principal agree that Buyer shall be entitled to injunctive relief requiring specific performance of this Section, and Seller, its Subsidiaries, and the Principal consent to the entry thereof.

     Section 6.12 Trademark; Tradenames. As soon as practicable after the Closing Date, Seller shall eliminate the use of all of the trademarks, tradenames, service marks and service names used in the Business, in any of their forms or spellings, on all advertising, stationery, business cards, checks, purchase orders and acknowledgments, customer agreements and other contracts and business documents. Seller shall change its corporate name so as to bear no resemblance to the current name.

     Section 6.13 Investment Canada. Within thirty (30) days following Closing and in any event in accordance with the time periods required by the Investment Canada Act (Canada), Buyer shall make necessary filings with Investment Canada with respect to the purchase of the equity interest in Springer-Miller Canada, ULC.

     Section 6.14 Co-operation. Several of the provisions of this Agreement allocate liabilities to one party while assigning to the other party contract rights under which a third party may be responsible for such liabilities. In such situations, the parties shall reasonably co-operate to enable the enforcement of any third party payment, contribution or indemnity rights.


                                    ARTICLE 7
                              CONDITIONS TO CLOSING

     Section 7.1 Joint Conditions to the Obligations of each of PTC, Buyer, the Principal, and Seller. The obligations of each of PTC, Buyer, the Principal, and Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver, at the Closing, of each of the following conditions:

     (a) Governmental Consents. All consents, approvals and actions of, filings with and notices to any Governmental Authority necessary to permit PTC, Buyer, the Principal and Seller to perform their respective obligations under this Agreement and to consummate the transactions contemplated hereby shall have been duly obtained, made or given and shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental Authority necessary for the consummation of the transactions contemplated by this Agreement shall have occurred; and

     (b) No Order. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the transactions contemplated by this Agreement or any of the Ancillary Agreements illegal or otherwise prohibiting consummation of such transactions.

     Section 7.2 Conditions to Obligations of Seller and the Principal. In addition to the satisfaction or waiver of each of the conditions set forth in
Section 7.1, the obligations of Seller and the Principal to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver, at the Closing, of each of the following conditions:

     (a) Representations and Warranties, Covenants. (i) The representations and warranties of PTC and Buyer contained in this Agreement shall be true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing; (ii) the covenants and agreements contained in this Agreement to be complied with by PTC and Buyer at or prior to the Closing shall have been complied with in all material respects; and (iii) Seller shall have received a certificate of each of PTC and Buyer as to the matters set forth in clauses (i) and (ii) above, signed by a duly authorized officer of PTC and Buyer, as applicable;

     (b) Ancillary Agreements. Buyer, PTC, and the other parties to the Ancillary Agreements (other than Seller and the Principal) shall have executed and delivered to Seller and the Principal the Ancillary Agreements.

     (c) Resolutions. Seller shall have received true and complete copies, certified by the Secretary or an Assistant Secretary (or similar officers) of each of Buyer and PTC of the resolutions duly and validly adopted by the boards of directors of each of Buyer and PTC evidencing their authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby;

     (d) Incumbency Certificate. Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of each of Buyer and PTC certifying the names and signatures of the officers of Buyer and PTC authorized to sign this Agreement and the other documents to be delivered hereunder;

     (e) Legal Opinion. Buyer shall have delivered the opinion of Testa, Hurwitz & Thibeault, LLP, counsel to Buyer, a form reasonably acceptable to Seller;

     (f) Employees. Either at least 80% of the employees of Seller as of the date hereof shall have accepted Buyer's offer of at-will employment made in connection with Section 6.9 hereof or Buyer has agreed to assume the severance obligations, if any, of that number of employees of Seller such that Seller shall not have severance obligations to more than 10% of its employees as of the date hereof.

     (g) Employment Agreements. Buyer shall have executed and delivered to the Principal and Tina Springer-Miller employment agreements on terms and conditions agreed to by the parties thereto;

     (h) Lease. Buyer shall cause to be delivered to the Principal a lease on Seller's current premises in Stowe, Vermont, in a form satisfactory to the parties thereto (the "New Lease Agreement"); and

     (i) General. The form and substance of all instruments and documents executed and delivered by PTC and Buyer in connection with the Closing shall be reasonably acceptable to Seller and its counsel.

     Section 7.3 Conditions to Obligations of PTC and Buyer. In addition to the satisfaction or waiver of each of the conditions set forth in Section 7.1, the obligations of PTC and Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver, at the Closing, of each of the following conditions:

     (a) Representations and Warranties; Covenants. (i) The representations and warranties of Seller and the Principal contained in this Agreement shall be true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, subject to updates for changes in the ordinary course of business and subject to such other changes that do not, either individually or in the aggregate, cause the occurrence of a Material Adverse Change of the character described in Section 7.3(k); (ii) the covenants and agreements contained in this Agreement to be complied with by Seller and the Principal at or prior to the Closing shall have been complied with in all material respects; and (iii) Buyer shall have received a certificate from Seller as to the matters set forth in clauses (i) and (ii) above signed by a duly authorized officer;

     (b) Ancillary Agreements. Seller and the Principal and the other parties to the Ancillary Agreements (other than PTC and Buyer) shall have executed and delivered to Buyer the Ancillary Agreements.

     (c) Resolutions. Buyer shall have received a true and complete copy, certified by the Secretary or an Assistant Secretary (or similar officer) of Seller of the resolutions duly and validly adopted by the board of directors and shareholders of Seller evidencing the authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby;

     (d) Incumbency Certificate. Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying the names and signatures of the officers of Seller authorized to sign this Agreement and the other documents to be delivered hereunder;

     (e) Third Party Consents. The consents, approvals, permissions or acknowledgments or notices identified by Buyer to Seller in writing shall have been obtained or made, and Buyer shall have received reasonably acceptable written evidence thereof;

     (f) Legal Opinion. Seller shall have delivered the opinion of Gesmer Updegrove, LLP, counsel to Seller, in a form reasonably acceptable to Buyer;

     (g) Employment Agreements. The Principal and Tina Springer-Miller each shall have executed and delivered to the Buyer an employment agreement on terms and conditions satisfactory to the parties thereto;

     (h) FIRPTA Certificate. Seller shall deliver, or cause to be delivered, to Buyer an executed affidavit, dated not more than thirty (30) days prior to the Closing Date, in accordance with Code Section 1445(b)(2) and Treasury Regulation section 1.1445-2(b), which statement certifies that Seller is not a foreign person and sets Seller's name, taxpayer identification number and address Seller;

     (j) Lease. Seller shall cause to be delivered to Buyer the New Lease Agreement;

     (k) Material Adverse Change. Between the date hereof and the Closing Date, there shall not have occurred any Material Adverse Change with respect to Seller that could reasonably be expected to result in a Potential Loss to Seller (on or before the Closing Date) or Buyer and/or the Transferred Subsidiaries (following the Closing Date until the first anniversary of the Closing Date) in an amount equal to or greater than $2,000,000;

     (l) Resignation of Officers and Directors of Transferred Subsidiaries. Each member of the board of directors (or similar body) and each officer of the Transferred member of the board of directors (or similar body) and each officer of the Transferred Subsidiaries shall have resigned as elected or appointed directors or officers (or similar positions) of such Person, effective as of the Closing Date;

     (m) Employees. At least 80% of the employees of Seller as of the date hereof shall have accepted Buyer's offer of at-will employment made in connection with Section 6.9 hereof;

     (n) Liens. All Encumbrances other than Permitted Encumbrances shall have been removed from the Purchased Assets, including, without limitation, the security interests granted by Seller to Union Bank; and

     (o) General. The form and substance of all instruments and documents executed and delivered in connection with the Closing shall be reasonably acceptable to Buyer and its counsel.

                                    ARTICLE 8

                                 INDEMNIFICATION

     Section 8.1 Survival. Subject to the limitations and other provisions of this Agreement, (x) the representations and warranties of each party contained herein shall survive the Closing and shall remain in full force and effect, regardless of any investigation made by or on behalf of the other party, for a period of eighteen (18) months after the Closing Date; provided, however, that the (i) representations and warranties set forth in Sections 4.18(b)(vi) and
(x), 4.21 (Environmental Matters) and 4.22 (Tax Matters) shall survive the Closing for a period ending 180 days after the expiration of the applicable statute of limitations, (ii) the covenants and agreements of the parties shall remain in full force and effect for the applicable periods specified in the respective Sections or Articles or, if no such period is specified, indefinitely and (iii) the expiration of the representations and warranties and covenants and agreements of Seller shall not serve to preclude Buyer from asserting a claim arising out of, resulting from or relating to fraud or intentional misrepresentation prior to the expiration of the applicable statute of limitations period.


     Section 8.2 Indemnification.

     (a) By each of Seller and the Principal.  Subject to the provisions of this
Section 8.2, Seller and the Principal shall jointly and severally indemnify, defend and save and hold harmless, PTC, Buyer, the Transferred Subsidiaries, their respective Affiliates, and their respective stockholders, members, partners, officers, directors and employees (the "Buyer Indemnified Parties") from and against any and all Losses, whether or not involving any third party claims, arising out of, resulting from or relating to (i) any breach on the date hereof or the Closing Date of any representation or warranty of Seller contained in Article 4 hereof or set forth in an officer's certificate delivered by Seller pursuant to Article 7 hereof, (ii) any breach of any covenant or agreement of Seller contained herein, and (iii) any Excluded Liabilities.

     (b) By Buyer. Subject to the provisions of this Section 8.2, Buyer shall indemnify, defend and save and hold harmless Seller, its Affiliates, and their respective stockholders, members, partners, officers, directors and employees (the "Seller Indemnified Parties") from and against any and all Losses, whether or not involving any third party claims, arising out of, resulting from or relating to (i) any breach on the date hereof or the Closing Date of any representation or warranty of Buyer contained in Article 5 hereof or set forth in an officer's certificate delivered by Buyer pursuant to Article 7 hereof,
(ii) any breach of any covenant or agreement of Buyer contained herein, or (iii) from and after the Closing, any Assumed Liabilities.

     (c) Claim Procedure. If a claim for Losses (a "Claim") is to be made by an indemnified party, such indemnified party shall give written notice (a "Claim Notice") to the indemnifying party (the "Indemnifying Party"), promptly after such indemnified party becomes aware of any fact, condition or event which may give rise to Losses for which indemnification may be sought under this Section
8.2. If any lawsuit or other action is filed or instituted against any indemnified party with respect to a matter subject to indemnity hereunder, notice thereof (a "Third Party Notice") shall be given to the Indemnifying Party as promptly as practicable (and in any event within fifteen (15) calendar days after the service of the citation or summons). The failure of any indemnified party to give timely notice hereunder shall not affect such indemnified party's rights to indemnification hereunder, except to the extent such delay or failure materially prejudices the Indemnifying Party's ability to defend such Claim or mitigate any Losses resulting therefrom. After receipt of a Third Party Notice, the Indemnifying Party shall have the right by providing written notice to the indemnified party to (i) take control of the defense and investigation of such lawsuit or action, (ii) employ and engage attorneys of its own choice (subject to the approval of the indemnified party, such approval not to be unreasonably withheld) to handle and defend the same, at the Indemnifying Party's sole cost, risk and expense, and (iii) compromise or settle such claim, which compromise or settlement shall be made only with the written consent of the indemnified party. The indemnified party shall cooperate in all reasonable respects with the Indemnifying Party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom (at the cost and expense of the Indemnifying Party); and the indemnified party may, at its own cost, participate in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. If the Indemnifying Party fails to assume the defense of such claim within ten (10) Business Days after receipt of the Third Party Notice (or such earlier date, if the failure to assume the defense on such earlier date would materially impair the ability of such indemnified party to defend such claim), the indemnified party against which such claim has been asserted will (upon delivering notice to such effect to the Indemnifying Party) have the right to undertake the defense, compromise or settlement of such claim (all at the cost and expense of the Indemnifying Party) and the Indemnifying
Party shall have the right to participate therein at its own cost. Notwithstanding the foregoing, whether or not the Indemnifying Party assumes the defense of a third party Claim, if the indemnified party determines in good faith that a third party Claim is likely to have a Material Adverse Effect on the indemnified party in a manner that may not be adequately compensated by money damages (it being understood that any third party Claim related to Taxes shall be deemed to have such a material adverse effect on the Buyer Indemnified Parties), then the indemnified party may, by written notice to the Indemnifying Party, assume the exclusive right to defend, compromise, or settle such third party Claim. Notwithstanding anything to the contrary contained in Section 8.2, no Claim may be settled by the indemnified party without the written consent of the Indemnifying Party, such consent not to be unreasonably withheld.

     (d) Limitations on Seller's and the Principal's Indemnification. Notwithstanding the foregoing, no Buyer Indemnified Party shall be entitled to indemnification pursuant to Section 8.2(a)(i) for any Losses unless and until the amount of all Losses for which all Buyer Indemnified Parties are entitled to indemnification pursuant to Section 8.2(a)(i) exceeds $150,000 (the "Seller's Threshold Amount"), at which time the Buyer Indemnified Parties shall be entitled to indemnification for all such Losses sustained by such Buyer Indemnified Parties in excess of the Threshold Amount; provided, however, that such amount shall not exceed (i) $2,500,000 in respect of Losses as to which a Claim Notice is given within one year after the Closing Date (the "Initial

Period"), and (ii) an amount equal to the excess, if any, of $1,800,000 over the sum of Losses as to which Claims are pending plus the amount of Claims paid to the date a Claim Notice is given, in respect of Losses as to which a Claim Notice is given during the Period commencing after the Initial Period and ending eighteen months after the Closing Date. Notwithstanding the foregoing, the limitation in this Section 8.2(d) shall not apply to any breach of Sections 4.18(b)(vi) and (x), 4.21 (Environmental Matters) and 4.22 (Tax Matters), and any Loss arising out of, resulting from or relating to fraud or intentional misrepresentation.

     (e) Limitations on Buyer  Indemnification.  Notwithstanding  the foregoing,
(i) no Seller Indemnified Party shall be entitled to indemnification pursuant to
Section 8.2(b)(i) for any Losses unless and until the amount of all Losses for which all Seller Indemnified Parties are entitled to indemnification pursuant to
Section 8.2(b)(i) exceeds $150,000 (the "Buyer Threshold Amount"), at which time the Seller Indemnified Parties shall be entitled to indemnification for all Losses sustained by such Seller Indemnified Parties in excess of the Buyer Threshold Amount; provided that such amount shall not exceed $2,500,000 in the aggregate.

     (f) Survival. Notwithstanding any provision hereof to the contrary, no Claim may be asserted for the breach of any representation, warranty, covenant or agreement contained herein after the expiration of the survival period applicable to such representation, warranty, covenant or agreement, as specified in Section 8.1; provided, that this Section 8.2(f) shall not limit the ability of any indemnified party to recover for any Claim relating to the breach of any representation, warranty, covenant or agreement asserted prior to the expiration of the survival period applicable to such representation, warranty, covenant and agreement.

     (g) Indemnification Escrow. In the event that any Buyer Indemnified Party is entitled to indemnification pursuant to this Section 8.2, the amount of Losses for which such Buyer Indemnified Party is entitled to indemnification shall be paid first from the Escrow Amount, in accordance with the terms of the Escrow Agreement, to the extent funds are available therefor. In such event, Buyer and Seller shall issue joint written instructions authorizing distribution of the amount of such Losses to such Buyer Indemnified Party. Seller may direct whether any release of the Escrow Amount is in the form of cash, shares of PTC Common Stock, or a combination thereof. Any release of the Escrow Amount in the form of PTC Common Stock shall be valued by using the per share value of such shares assigned to them at the time of deposit into escrow in accordance with
Section 2.4(b)(ii). Seller and Buyer agree to jointly instruct the Escrow Agent promptly after each of the twelve-month, eighteen-month, twenty-four month and thirty-six month anniversary of the Closing Date to disburse to Seller from the Escrow Amount an amount equal to (i) at the twelve-month anniversary of the Closing Date, $700,000 less any pending Claims on such date and any Claim amounts paid to such date; (ii) at the eighteen-month anniversary, an amount, if any, equal to one-third of the difference between the amount remaining in escrow and any then-pending Claims; (iii) at the twenty-four month anniversary, an amount, if any, equal to one-half of the difference between the amount remaining in escrow and any then-pending Claims; and (iv) at the thirty-sixth month anniversary, an amount, if any, equal to the amount remaining in escrow less any then-pending Claims.

                                    ARTICLE 9
                                   TAX MATTERS

     Section 9.1 Conveyance Taxes. Any transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including, without limitation, any recording or filing fees or other costs or expenses incurred with respect thereto) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by Seller when due (or promptly reimbursed by Seller to Buyer, as the case may be), and Seller will, at its own expense file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, if required by applicable law.

     Section 9.2 Treatment of Indemnity Payments. All amounts paid with respect to indemnity claims under this Agreement shall be treated by the parties hereto for all Tax purposes as adjustments to the Purchase Price, unless otherwise required by law. If amounts paid with respect to indemnity claims under this Agreement are treated as income to any recipient, then the amount required to be paid under Article 8 of this Agreement shall be increased so that the recipient receives the amount it is entitled to receive under this Agreement, net of any Taxes it is required to pay as a result of the receipt of such payment.


                                   ARTICLE 10
                        TERMINATION, AMENDMENT AND WAIVER

     Section 10.1 Termination. This Agreement may be terminated at any time prior to the Closing:

     (a) by the mutual written consent of the parties hereto;

     (b) by either Seller or Buyer, if any Governmental Authority with jurisdiction over such matters shall have issued a Governmental Order restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby, and such order, decree, ruling or other action shall have become final and unappealable; provided, however, that the provisions of this Section 10.1(b) shall not be available to any party unless such party shall have used its commercially reasonable efforts to oppose any such
Governmental Order or to have such Governmental Order vacated or made inapplicable to the transactions contemplated by this Agreement;

     (c) at any time before the Closing, by notice given by Seller or Buyer (i) in the event of a material breach of this Agreement by a non-terminating party if such non-terminating party fails to cure such breach within ten (10) days following notification thereof by the terminating party or (ii) upon the satisfaction of any condition to the terminating party's obligations under this

Agreement becoming impossible or impracticable with the use of commercially reasonable efforts, if the failure of such condition to be satisfied is not caused by a breach of this Agreement by the terminating party; provided, however, that for purposes of this Section 10.1(c), Seller and the Principal, collectively, shall be deemed to constitute a single party and shall not each have a separate right of termination;

     (d) by either Seller or Buyer, if the Closing shall not have occurred prior to October 15, 2004; provided, however, that the right to terminate this Agreement under this Section 11.1 (d) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur prior to such date.

     Section 10.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 10.1, this Agreement shall forthwith be of no force or effect and there shall be no liability on the part of any party hereto except (a) that the obligations of the parties set forth in Section 6.3 and this
Section 10.2 shall survive such termination, and (b) that nothing herein shall relieve any party from liability for any breach of this Agreement prior to the date of termination.

                                   ARTICLE 11
                               GENERAL PROVISIONS

     Section 11.1 Expenses. Each party hereto shall bear its own expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby, except for the Transaction Related Expenses (which shall be paid by Seller to the extent paid prior to the Closing or accrued on the Closing Balance Sheet), whether or not such transactions shall be consummated.

     Section 11.2 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by cable, by telecopy, by telegram, by telex or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 11.2:

     (a) if to Seller or the Principal:

                           Springer-Miller Systems, Inc.
                           782 Mountain Road
                           P.O. Box 1547
                           Stowe, VT 05672
                           Attn:  John Springer-Miller
                           Facsimile:  (802) 253-7557

                           with a copy to:

                           Gesmer Updegrove, LLP
                           40 Broad Street
                           Boston, MA 02109
                           Attn:  William Contente, Esq.
                           Facsimile:  (617) 350-6878

     (b) if to PTC or the Buyer:

                           PAR Technology Park
                           8383 Seneca Turnpike
                           New Hartford, New York 13413-4991
                           Attention:  Vi Murdock, Esq.
                           Facsimile:  (315) 735-4191

     with a copy to:

                           Testa, Hurwitz & Thibeault, LLP
                           125 High Street
                           Boston, Massachusetts 02110
                           Attention: Timothy C. Maguire
                           Facsimile: (617) 248-7100


     Section 11.3 Public Announcements. Unless otherwise required by applicable Law no party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other party, and the parties shall cooperate as to the timing and contents of any such announcement.

     Section 11.4 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 11.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the essential economic or legal substance of the transactions contemplated hereby is not affected. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

     Section 11.6 Entire Agreement. This Agreement (including the Ancillary Agreements, Disclosure Schedule, and the other Exhibits hereto) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, other than the Confidentiality Agreement, with respect to the subject matter hereof and except as otherwise expressly provided herein.

     Section 11.7 Assignment. This Agreement shall not be assigned by operation of Law or otherwise without the consent of Seller and Buyer; provided, however, that without the consent of Seller, Buyer may, by providing written notice to Seller, assign this Agreement and Buyer's rights and obligations hereunder in whole or in part to (a) an Affiliate of Buyer, and (b) to any Person who acquires all or a portion of the Purchased Assets or the Equity Securities of PTC or Buyer following the Closing (by merger, recapitalization, sale of stock or otherwise), provided, in each case, that Buyer remains bound by the terms and conditions of this Agreement.

     Section 11.8 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     Section 11.9 Waivers and Amendments. This Agreement may be amended or modified, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any other right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

     Section 11.10 Specific Performance. Seller, its Subsidiaries, and the Principal agree that Buyer would be irreparably and immediately injured and could not be made whole by monetary damages if this Agreement is not specifically enforced after default. Therefore, Buyer shall have the right to specifically enforce each of Seller's and the Principal's performance of its obligations under this Agreement, and each of Seller and the Principal agree to waive the defense in any such suit that Buyer has an adequate remedy at law and to interpose no opposition, legal or otherwise, as to the propriety of specific performance as a remedy, and that Buyer shall have the right to obtain specific performance of the terms of this Agreement without being required to prove actual damages, post bond or furnish other security. In addition, Buyer shall be entitled to obtain from Seller and the Principal court costs and reasonable attorneys' fees incurred by Buyer in enforcing its rights hereunder. As a condition to seeking specific performance, Buyer shall not be required to have tendered the Purchase Price.

     Section 11.11 Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed entirely in that state. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in a New York state or federal court sitting in the City of New York, and the parties hereto hereby irrevocably submit to the exclusive jurisdiction of such courts in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding.

     Section 11.12 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                           PAR TECHNOLOGY CORPORATION


                           By: ________________________________________________
                               Name:
                               Title:



                           PSMS ACQUISITION INC.



                           By: ________________________________________________
                               Name:
                               Title:


                          SPRINGER-MILLER SYSTEMS, INC.



                          By: _________________________________________________
                              Name:
                              Title:





                              _________________________________________________
                              John Springer-Miller